Exhibit 10.5
ENTRATA, INC.
2021 EQUITY INCENTIVE PLAN
As amended and restated by board action on February 20, 2025
1.    Purposes of the Plan. The purposes of this Plan are:
•    to attract and retain the best available personnel for positions of substantial responsibility,
•    to provide additional incentive to Employees, Directors and Consultants, and
•    to promote the success of the Company’s business.
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.
2.    Definitions. As used herein, the following definitions will apply:
(a)    “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b)    “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to, under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(c)    “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.
(d)    “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(e)    “Board” means the Board of Directors of the Company.
(f)    “Change in Control” means the occurrence of any of the following events:
(i)    Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(ii)    Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)    Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)    “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(h)    “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.
(i)    “Common Stock” means the Company’s Common Stock.
(j)    “Company” means Entrata, Inc., a Delaware corporation, or any successor thereto.
(k)    “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
(l)    “Director” means a member of the Board.
(m)    “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(n)    “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(p)    “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
(q)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
(r)    “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.
(s)    “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(t)    “Option” means a stock option granted pursuant to the Plan.
(u)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
(v)    “Participant” means the holder of an outstanding Award.
(w)    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(x)    “Plan” means this 2021 Equity Incentive Plan.
(y)    “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.
(z)    “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(aa)    “Securities Act” means the Securities Act of 1933, as amended.
(bb)    “Service Provider” means an Employee, Director or Consultant.
(cc)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.
(dd)    “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(ee)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
3.    Stock Subject to the Plan.
(a)    Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is (i) 18,861,739 Shares, plus (ii) any Shares subject to awards outstanding under the Company’s 2012 Equity Incentive Plan, as amended (the “2012 Plan”) that, on or after the date stockholders initially approve the Plan, expire or otherwise terminate without having been exercised or issued in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan pursuant to clause (ii) equal to 6,200,000 Shares. In addition, Shares may become available for issuance under the Plan pursuant to Section 3(b). The Shares may be authorized but unissued, or reacquired Common Stock.
(b)    Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal 300% of the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).
(c)    Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4.    Administration of the Plan.
(a)    Procedure.
(i)    Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)    Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.
(b)    Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i)    to determine the Fair Market Value;
(ii)    to select the Service Providers to whom Awards may be granted hereunder;
(iii)    to determine the number of Shares to be covered by each Award granted hereunder;
(iv)    to approve forms of Award Agreements for use under the Plan;
(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi)    to institute and determine the terms and conditions of an Exchange Program;
(vii)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(viii)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;
(ix)    to modify or amend each Award (subject to Section 18(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards; provided, however, that in no case will an Option or Stock Appreciation Right be extended beyond its original maximum term;
(x)    to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 14;
(xi)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii)    to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii)    to make all other determinations deemed necessary or advisable for administering the Plan.
(c)    Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.
5.    Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.    Stock Options.
(a)    Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.
(b)    Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(c)    Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.
(d)    Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than 10 years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be 5 years from the date of grant or such shorter term as may be provided in the Award Agreement.
(e)    Option Exercise Price and Consideration.
(i)    Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii)    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii)    Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise, (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.
(f)    Exercise of Option.
(i)    Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within 3 months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii)    Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within 12 months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within 12 months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
7.    Stock Appreciation Rights.
(a)    Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b)    Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.
(c)    Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than 100% of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
(d)    Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock

Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e)    Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.
(f)    Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii)    The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
8.    Restricted Stock.
(a)    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b)    Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c)    Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d)    Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e)    Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f)    Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)    Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
(h)    Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
9.    Restricted Stock Units.
(a)    Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(b)    Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.
(c)    Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d)    Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.
(e)    Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
10.    Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company have any obligation under the terms of this Plan to reimburse a Participant for any taxes or other costs that may be imposed on Participant as a result of Section 409A.

11.    Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed 3 months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then 6 months following the 1st day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
12.    Limited Transferability of Awards.
(a)    Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act.
(b)    Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Rule 12h-1(f) Exemption”), an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant, in each case, to the extent required for continued reliance on the Rule 12h-1(f) Exemption. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f) or, if the Company is not relying on the Rule 12h-1(f) Exemption, to the extent permitted by the Plan.
13.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)    Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award; provided, however, that the Administrator will make such adjustments to an Award required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.
(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c)    Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.
In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.
For the purposes of this subsection 13(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each

Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.
Notwithstanding anything in this Section 13(c) to the contrary, and unless otherwise provided in an Award Agreement, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
Notwithstanding anything in this Section 13(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.
14.    Tax Withholding.
(a)    Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b)    Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (v) any combination of the foregoing methods of payment. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
15.    No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the

Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
16.    Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
17.    Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. Unless sooner terminated under Section 18, it will continue in effect for a term of 10 years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.
18.    Amendment and Termination of the Plan.
(a)    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(b)    Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)    Consent of Participants Generally Required. Subject to Section 18(d) below, no amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(d)    Exceptions to Consent Requirement.
(i)    A Participant’s rights will not be deemed to have been impaired by any amendment, alteration, suspension or termination if the Administrator, in its sole discretion, determines that the amendment, alteration, suspension or termination taken as a whole, does not materially impair the Participant’s rights, and
(ii)    Subject to the limitations of Applicable Laws, if any, the Administrator may amend the terms of any one or more Awards without the affected Participant’s consent even if it does materially impair the Participant’s right if such amendment is done
(1)    in a manner expressly permitted under the Plan;
(2)    to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code;
(3)    to change the terms of an Incentive Stock Option, if such change results in impairment of the Award only because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code;
(4)    to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A; or

(5)    to comply with other Applicable Laws.
19.    Conditions Upon Issuance of Shares.
(a)    Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b)    Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
20.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.
21.    Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
22.    Information to Participants. If and as required (i) pursuant to Rule 701 of the Securities Act, if the Company is relying on the exemption from registration provided pursuant to Rule 701 of the Securities Act with respect to the applicable Award, and/or (ii) pursuant to Rule 12h-1(f) of the Exchange Act, to the extent the Company is relying on the Rule 12h-1(f) Exemption, then during the period of reliance on the applicable exemption and in each case of (i) and (ii) until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential. If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act (if the Company is relying on the Rule 12h-1(f) Exemption) or Rule 701 of the Securities Act (if the Company is relying on the exemption pursuant to Rule 701 of the Securities Act).
23.    Forfeiture Events.
(a)    The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation,

forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award shall be subject to the Company’s clawback policy as may be established and/or amended from time to time (the “Clawback Policy”).
(b)    Pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, the Administrator shall have the right to provide that (i) an Award shall terminate and any unexercised portion of the Award, whether or not vested, shall be forfeited, and/or (ii) that the Participant shall pay to the Company upon request any Shares received from the exercise or vesting of an Award occurring within a specified period or proceeds received within a specified period from the sale of Shares originally acquired pursuant to an Award under the Plan, if the Participant either (A) ceases to be a Service Provider and within a specified period thereafter engages in certain actions that are in competition with or harmful to the interests of the Company, as defined by the Administrator and set forth in the Award Agreement, or (B) a Participant’s service is terminated for “cause,” as defined by the Administrator and set forth in the Award Agreement.

ENTRATA, INC.
2021 EQUITY INCENTIVE PLAN
PERFORMANCE STOCK OPTION AGREEMENT
Unless otherwise defined herein, the terms defined in the 2021 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Performance Stock Option Agreement (this “Option Agreement”).
I.    NOTICE OF STOCK OPTION GRANT

Participant:	###PARTICIPANT_NAME###

Address:	###HOME_ADDRESS###
The above-named Participant has been granted an Option to purchase (“Option(s)”) Common Stock of the Company (“Shares”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:	###GRANT_DATE###

Vesting Commencement Date:	###GRANT_DATE###

Exercise Price per Share:	###GRANT_PRICE###

Total Number of Shares Granted:	###TOTAL_AWARDS###

Total Exercise Price:	###TOTAL_EXERCISE_PRICE###

U.S. Type of Option:	___	Incentive Stock Option

	X	Nonstatutory Stock Option

Expiration Date:	Tenth Anniversary of the Date of Grant
1.    Vesting Schedule.
(a)    For the application of this Option Agreement, the following terms shall have the meanings ascribed to them below (with all other capitalized terms used but not defined herein having the meaning ascribed to such terms in the Plan):
(i)    “Cash Distributions” means the aggregate amount of cash (in U.S. dollars) distributed to the Sponsor Group from time to time on a cumulative basis following the Date of Grant and through the applicable Measurement Date in respect of its ownership of Common Stock; provided, that in no circumstances shall any fees paid to the Sponsor Group or expenses reimbursed to the Sponsor Group from time to time be included in the calculation of Cash Distributions; provided, further, that, with respect to any post-IPO Measurement Date, the Sponsor Group shall be deemed to have received Cash Distributions with respect to its entire remaining Aggregate Investment on such

Measurement Date in an amount equal to the then remaining number of Shares then held by the Sponsor Group multiplied by the volume weighted average trading price of a Share over the 30 consecutive trading days immediately preceding such Measurement Date.
(ii)    “Cause” means with respect to Participant, the meaning ascribed to such term in any employment, consulting or similar agreement then in effect between Participant and the Company or, if there is no such agreement or such term is not defined therein, shall mean: (a) Participant’s failure or refusal to substantially perform Participant’s material duties (other than as a result of total or partial incapacity due to physical or mental illness), (b) dishonesty in the performance of Participant’s duties that adversely affects the operations, financial performance, business reputation or business relationships of the Company or any of its Subsidiaries, (c) the commission of or plea of guilty or nolo contendere by Participant with respect to (x) a felony or (y) any crime involving moral turpitude, (d) Participant malfeasance or willful misconduct in connection with Participant’s duties or any act or negligent omission that is injurious to the operations, financial condition, business reputation or business relationships of the Company or any of its Subsidiaries, (e) a Restrictive Covenant Violation by Participant or (f) Participant’s breach of any written Company policy that is injurious to the operations, financial condition, business reputation or business relationships of the Company or any of its Subsidiaries.
(iii)    “Immediate Family Members” means, with respect to any natural person (i) such natural person’s spouse, children (whether natural or adopted as minors), grandchildren or more remote descendants and (ii) the lineal descendants of each of the persons described in the immediately preceding clause (i).
(iv)    “IPO” means the consummation of (i) a Public Listing (as defined in Part II, Section 5 below), (ii) a SPAC Transaction (as defined in Part II, Section 5 below), or (iii) the initial voluntary listing or placement of Shares, that are registered under the Securities Act, on the New York Stock Exchange, the Nasdaq Stock Market or any other established securities exchange or successor to the foregoing.
(v)    “Liquidity Event” means an event or transaction (or series of events or transactions), including, without limitation, a Change of Control or an extraordinary cash dividend, in which the Sponsor Group receives Cash Distributions in respect of its Aggregate Investment that in each case occurs prior to an IPO; provided, that in no circumstances shall any transfer by the Sponsor Group to a Permitted Transferee (as defined in the Stockholders Agreement) of the Sponsor Group constitute a Liquidity Event.
(vi)    “Measurement Date” means for the purposes of (A) Part I, Section 1(b), the date of the applicable Liquidity Event, (B) Part I, Section 1(c), each of (x) the six month anniversary of the IPO and (y) each of the next three six month anniversaries thereafter, and (C) Part I, Section 1(d), each of (x) the date that is 31 consecutive trading days following the IPO and (y) each of the first two six month anniversaries of the IPO.
(vii)    “Per Share Return” means, as of a Measurement Date, the result obtained by dividing (A) the amount of Cash Distributions received by the Sponsor Group, directly or indirectly, by (B) (1) the number of shares of the Company’s Common Stock held by the Sponsor Group as of the Date of Grant plus (2) the aggregate number of shares of Common Stock acquired by the Sponsor Group following the Date of Grant and through such Measurement Date (whether or not disposed of) ((1) and (2) collectively, the “Aggregate Investment”); provided, that the Aggregate Investment amount shall be equitably adjusted to account for any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, share dividend, split-up, sale of assets, distribution to stockholders or combination of securities or any other similar change in the Company’s capital structure (each, an “Adjustment Event”), with the methodology for making such equitable adjustment determined in the sole discretion of the Administrator.
(viii)    “Sponsor Group” means SLP Emblem Aggregator, L.P., a Delaware limited partnership, SLP Emblem Aggregator II, L.P., a Delaware limited partnership and any Permitted Transferee (as defined in the Stockholders Agreement) of the foregoing.
(ix)    “Stockholders Agreement” means the Stockholders Agreement by and among the Company and certain other parties, to be dated May 3, 2022 (as amended from time to time).
(x)    “Termination” means the termination of Participant as a Service Provider with the Company or an Affiliate for any reason (including, without limitation, due to Participant’s resignation) or, if determined by the Administrator, any instance in which Participant ceases to be a Service Provider of the Company Group.
(b)    Liquidity Event Measurement Dates.
If a Liquidity Event occurs, the percentage of Options eligible to vest in accordance with Part I, Section 2 below in connection with such Liquidity Event shall be equal to the percentage of the Aggregate Investment sold by the Sponsor Group in such Liquidity Event; provided that, if the Liquidity Event is a Change of Control, 100% of the Options will be eligible to vest in connection with such Liquidity Event and such Change of Control shall constitute a final Measurement Date for the Options.
(c)    Measurement Dates Following an IPO that Occurs Prior to the Fourth Anniversary of the Date of Grant.
If an IPO occurs prior to the fourth anniversary of the Date of Grant, 100% of the Options will be eligible to vest on the first Measurement Date following the IPO in accordance with Part I, Section 2 below in connection with such first post-IPO Measurement Date and, so long as a Change of Control does not occur prior to such date, any Options that do not vest on such first post-IPO Measurement Date shall again be eligible to vest on each subsequent post-IPO Measurement Date.
(d)    Measurement Dates Following an IPO that Occurs On or After the Fourth Anniversary of the Date of Grant.
If an IPO occurs on or after the fourth anniversary of the Date of Grant, 100% of the Options will be eligible to vest on the date that is 31 trading days following the IPO in accordance with Part I, Section 2 below in connection with such first post-IPO Measurement Date and, so long as a Change of Control does not occur prior to such date, any Options that do not vest on such first post-IPO Measurement Date shall again be eligible to vest on each subsequent post-IPO Measurement Date.
2.    Testing of Vesting Eligible Options for Vesting Upon Measurement Dates. The Options which are eligible to vest upon an applicable Measurement Date, may vest as follows, in connection with such Measurement Date:
(a)    None of the vesting eligible Options will vest upon a Measurement Date that results in a Per Share Return to the Sponsor Group of less than US$27.32;

(b)    25% of the vesting eligible Options will vest upon a Measurement Date if and to the extent the Sponsor Group has achieved a Per Share Return of at least US$27.32; and
(c)    100% of the vesting eligible Options will vest upon a Measurement Date if and to the extent the Sponsor Group has achieved a Per Share Return of at least US$81.95; provided, that if the Sponsor Group has achieved a Per Share Return that is between the level set forth in this Section 2(c) and the level set forth in Section 2(b) above, the percentage of vesting eligible Options that will vest will be determined by linear interpolation between the applicable Per Share Return hurdles;
provided, that in the event of an Adjustment Event, each level specified in Sections 2(b) and (c) of Part I shall be equitably adjusted, with the methodology for making such equitable adjustment determined in the sole discretion of the Administrator.
Unvested Options shall be forfeited for no consideration upon (i) Termination, for any reason, as well as a Restrictive Covenant Violation (defined below); and (ii) a failure to vest in connection with either a final post-IPO Measurement Date or a Change of Control.
3.    Termination Period:
The Options shall be exercisable for 90 days after Participant ceases to be a Service Provider; provided, that if Participant’s Termination for Cause or a Restrictive Covenant Violation (as defined below) occurs all vested and unvested Options shall be immediately forfeited by Participant for no consideration. Notwithstanding the foregoing sentence, in no event may the Options be exercised after the Expiration Date as provided above and the Options may be subject to earlier termination as provided in Section 13 of the Plan.
II.    AGREEMENT
1.    Grant of Options. The Administrator of the Company hereby grants to Participant named in the Notice of Stock Option Grant in Part I of this Option Agreement (“Participant”), the number of options (the “Options”) to purchase Shares that is set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.
If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), the Options are intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the US$100,000 rule of Code Section 422(d), the Options shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason any Options shall not qualify as an ISO, then, to the extent of such nonqualification, such Options shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of any Options to qualify for any reason as an ISO. Furthermore, if on the Date of Grant Participant is not subject to U.S. income tax, then the Options shall be a NSO.

2.    Exercise of Options.
(a)    Right to Exercise. The Options shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.
(b)    Method of Exercise. The Options shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Options, the number of Shares with respect to which the Options are being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment (denominated in U.S. dollars) of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. The Options shall be deemed to be exercised upon successful receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.
No Shares shall be issued pursuant to the exercise of the Options unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Options are exercised with respect to such Shares.
3.    Call Rights.
(a)    Participant agrees that, unless otherwise agreed in writing with the Company, prior to an IPO, the Company (or, if the Company does not elect to exercise the call right, the Sponsor Group or one of its designated Affiliates) will have the right, but not the obligation, to purchase (the “Call Right”) all vested Shares (including any vested Shares issued following a Termination pursuant to the exercise of Options or otherwise) and vested Options held by Participant (the “Callable Equity”) following the occurrence of (x) a Termination or (y) a Restrictive Covenant Violation (any such event, a “Call Event”), as provided in this Section 3. Upon a Call Event, the Company (or, if applicable, the Sponsor Group or one of its designated Affiliates) may exercise the Call Right with respect to all or any portion of the Callable Equity by one or more written notices (each, a “Call Right Notice”) delivered to Participant at any time during the period commencing on the date of Termination or the date on which the Administrator acquires actual knowledge of the occurrence of the Restrictive Covenant Violation, as applicable, and ending on the one year anniversary of the later of (A) the date of Termination or the date on which the Administrator acquires actual knowledge of the occurrence of the Restrictive Covenant Violation, as applicable or (B) for each vested Share acquired upon the exercise of the Option or similar purchase right, the date on which such vested Share was acquired (such period, the “Call Right Period” and the date such notice is given, the “Call Exercise Date”). Upon the giving of a Call Right Notice, the Company (or, if applicable, the Sponsor Group or one of its designated Affiliates) will be obligated to purchase and Participant will be obligated to sell all (or any lesser portion indicated in the Call Right Notice) of the Callable Equity for the consideration calculated as set forth in this Section 3 below.
(i)    In the case of a (x) Termination by the Company or an Affiliate for Cause, (y) Termination due to the resignation of Participant when grounds exist for Termination by the Company or an Affiliate for Cause, or (z) a Restrictive Covenant Violation: the vested Options shall automatically be terminated in accordance with this Option Agreement without the payment of any consideration therefor and, with respect to any vested Shares, the consideration will be equal to the lesser of (1) the Cost of such vested Shares and (2) the Fair Market Value (as defined in the Stockholders Agreement) of such vested Shares on the Call Exercise Date; and
(ii)    In the case of a Termination for any other reason, the consideration (x) with respect to any vested Shares will be equal to the Fair Market Value (as determined in good faith by the Board) of such vested Shares on the Call Exercise Date, and (y) with respect to any vested Options will be equal to the product of (1) the excess, if any, of the Fair Market Value of a vested Share subject to such vested Options on the Call Exercise Date, over the Exercise Price per Share, and (2) the number of vested Shares subject to such vested Options, which vested Options shall be terminated in exchange for the payment of such consideration; provided, that if the Exercise Price per Share is equal to or greater than the Fair Market Value of a Share on the Call Exercise Date, such vested Options shall automatically be terminated without any payment of consideration in respect thereof.
(b)    The closing for all purchases and sales of Callable Equity pursuant to this Section 3 will be at the principal executive offices of the Company within 60 days after the Call Exercise Date, on such date as determined by the Company, and set forth in a written notice to Participant (the date on which such closing occurs, the “Call Repurchase Date”). The purchase price for the Callable Equity will be paid to Participant in cash, by cashier’s check or by wire transfer of funds (denominated in U.S. dollars); provided, that if the payment of such cash purchase price or the distribution or dividend to the Company by its Subsidiaries of the cash needed to make such payment (x) would be in violation of or prohibited by Applicable Law or securities regulations (including as to solvency of the Company) or (y) would constitute or result in a default or an event of default under any financing agreement of the Company or any of its Subsidiaries (each such occurrence being a “Default Event”), the Company shall, in lieu of a cash payment, be permitted to issue a promissory note (a “Promissory Note”) equal to the aggregate purchase price, with such Promissory Note (1) (A) having an interest rate equal to “prime rate” (as published in The Wall Street Journal) as in effect on the date the Promissory Note is entered into, which interest will be payable in equal yearly installments during the term of the Promissory Note and, at the option of the Company, in cash or in kind (denominated in U.S. dollars) and (B) being mandatorily payable within 180 days (or such shorter period at the sole discretion of the Company) after the date the payment would not (a) violate or be prohibited by Applicable Law or securities regulations and (b) constitute a Default Event, (2) having a term not to exceed four years from the date the Promissory Note was entered into or (3) having such other terms as may be required by any financing agreement of the Company or any of its Subsidiaries; provided, further, that, in the event of any Default Event, in lieu of closing the purchase and sale of the applicable Callable Equity, the Company, in its sole discretion, may rescind the exercise of such Call Right, in which case, the period upon which the Call Right may be exercised by the Company shall be tolled until 30 days following the date on which there ceases to be any Default Event, and the Company may exercise the Call Right at any time during such 30 day period pursuant to this Section 3. Participant will cause the Callable Equity to be delivered to the Company at the closing free and clear of all liens of any kind, other than those which continue to apply pursuant to the terms of this Option Agreement. Participant will take all such actions and deliver all such documents and instruments as the Company requests to vest in the Company, title to the Callable Equity free of any lien incurred by or through Participant.
(c)    Participant hereby makes the following representations and warranties for the benefit of the purchaser of its Callable Equity as of the Call Repurchase Date, which (A) shall survive the consummation of the purchase of the Callable Equity and the termination of this Option Agreement and

(B) may also be set forth in the purchase agreement giving effect to the purchase of the Callable Equity in the form requested by the Company:
(i)    Participant (A) is the legal, record and beneficial owner of, and has good and valid title to, the Callable Equity and (B) has full power and authority to sell, assign and transfer the Callable Equity;
(ii)    The purchaser of the Callable Equity will acquire good, marketable and unencumbered title to such Callable Equity, free and clear of any liens, and the same will not be subject to any adverse claim or right; and
(iii)    Each representation and warranty of Participant set forth in this Option Agreement mutatis mutandis with respect to the purchase of the Callable Equity and the purchase agreement giving effect to the purchase of the Callable Equity in the form requested by the Company.
(d)    Notwithstanding anything in this Section 3 to the contrary, in the event that it has been determined necessary by the Company’s accountants in order to avoid adverse accounting consequences with respect to the Call Right for vested Options, Participant may be required by the Company, upon prior written approval of the Board, to exercise, on one occasion, all of the vested Options then held by Participant using a net exercise method whereby the number of Shares that would otherwise be received upon the exercise of such Options shall be reduced by that number of Shares having an aggregate fair market value (as determined in good faith by the Administrator) equal to the sum of (i) the aggregate Exercise Price for such Options plus (ii) the aggregate amount of the applicable withholding taxes which the Company is required to withhold in respect of the income recognized as a consequence of the grant, vesting, and/or exercise of such Options, and the remaining Shares received upon such exercise shall be subject to purchase by the Company upon delivery of a Call Right Notice during the 30 day period following the date on which such Shares have been held by Participant for at least 6 months, and otherwise in accordance with this Section 3.
(e)    The rights of the Company to deliver a Call Right Notice, as the case may be, as contemplated in this Section 3 shall terminate upon the consummation of an IPO; provided, that it is understood and agreed that any Callable Equity that is subject to a Call Right Notice that has been delivered prior to the consummation of an IPO shall continue to be subject to the terms and provisions of this Section 3.
(f)    In addition to the provisions set forth in this Section 3, the Company shall have the right to purchase, from time to time, all or a portion of the Securities owned by Participant or any of Participant’s Permitted Transferees to the extent set forth in this Option Agreement, or other agreement pursuant to which such Securities were granted or issued, in each case upon the terms and subject to the conditions set forth in such agreement.
(g)    For the application of this Section 3:
(i)    “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. The term “control” means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms “controlled” and “controlling” have meanings correlative to the foregoing.

(ii)    “Cost” means the purchase price paid to the Company with respect to any Shares by Participant to whom such Shares were originally issued, as equitably adjusted to account for any unit/stock dividends, splits, reverse splits, combinations or recapitalizations and less the cumulative amount of any dividends or distributions paid or declared on such Shares, with the methodology for making such equitable adjustment determined in the sole discretion of the Administrator; provided, that “Cost” may not be less than zero. For the avoidance of doubt, the initial Cost of any Shares acquired by exercise of the Options (prior to adjustment, if any), shall be the Exercise Price per Share of such Options.
(iii)    “Permitted Transferee” means (i) in the case of any Participant, any family trusts and other estate-planning vehicles controlled solely by Participant and, and with respect to which the sole beneficiaries are Participant’s Immediate Family Members; provided, that any such transferee enters into a Joinder Agreement in the form attached hereto as Annex A; (ii) in the case of any stockholder that is a natural Person, any family trusts and other estate-planning vehicles controlled solely by such stockholder and, and with respect to which the sole beneficiaries are such stockholder and his or her Immediate Family Members; provided, that any such transferee enters into a Joinder Agreement in the form attached hereto as Annex A; and (iii) in the case of any stockholder other than a stockholder referenced in the foregoing clauses (i) and (ii), any Affiliate of such stockholder, provided, that any such transferee enters into a Joinder Agreement in the form attached hereto as Annex A.
(iv)    “Restrictive Covenant Violation” means a breach by Participant with respect to any restrictive covenants, including any covenant relating to confidentiality, non-competition, non-solicitation, non-interference and non-disparagement that Participant is subject to by reason of any agreement with the Company Group.
4.    Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time the Options are exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Options, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
5.    Lock-Up Period. It is possible that the Company will become a publicly-traded company and that could happen a number of different ways. This Section 5 sets out some restrictions that will apply in that circumstance unless those restrictions are waived by an authorized entity. The Company could become a publicly traded company (x) through a registration statement filed by the Company under the Securities Act registering any of its equity securities for sale to the public (a “Public Listing”) or (y) as a result of the closing of the Company’s completion of a merger or consolidation with a special purpose acquisition company or its subsidiary (such entity, a “SPAC”) in which securities of the surviving or parent entity are listed on an established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market (such a transaction, a “SPAC Transaction”).
(a)    Participant agrees that Participant will not (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares (or other securities of the Company or SPAC) or any securities convertible into or exercisable or exchangeable, directly or indirectly for Shares (or other securities of the Company or SPAC) or (y) enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or other securities of the Company or SPAC) held by

Participant (other than those included in the registration) for the period specified in Sections 5(b) and 5(c) (the “Market Standoff Period”). The provisions of this Section 5(a) do not apply to the sale of any Shares to an underwriter pursuant to an underwriting agreement for an underwritten public offering.
(b)    The Market Standoff Period will begin on (x) the effectiveness of the registration statement filed by the Company for a Public Listing or (y) the closing of a SPAC Transaction.
(c)    The Market Standoff Period for a Public Listing will end on the date specified by the Company or, for an underwritten public offering, the managing underwriter(s). The Market Standoff Period for a SPAC Transaction will end on the date specified by the surviving entity in the SPAC transaction. In no event, however, shall such period exceed 180 days.
(d)    Participant agrees to execute and deliver such other agreements as may be reason-ably requested by the Company or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or a representative of the underwriter, Participant shall provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any Public Listing or SPAC Transaction. The underwriters in connection with a Public Listing, and the special purpose acquisition company and its affiliates in a SPAC Transaction, are intended third-party beneficiaries of this Section 5 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto.
(e)    The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Shares (or other securities) subject to the foregoing restriction until the end of the Market Standoff Period. Participant agrees that any transferee of the Shares acquired pursuant to this Award shall be bound by this Section 5.
6.    Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof (denominated in U.S. dollars), at the election of Participant:
(a)    Cash;
(b)    check;
(c)    consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
(d)    surrender of other Shares which (i) shall be valued at its fair market value (as determined in good faith by the Administrator) on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.
7.    Restrictions on Exercise. The Options may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Laws.

8.    Non-Transferability of the Options.
(a)    The Options may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.
(b)    Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer the Options or, prior to exercise, the Shares subject to the Options, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to the Options, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.
9.    Term of the Options. The Options may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.
10.    Tax Obligations.
(a)    Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Options exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.
(b)    Notice of Disqualifying Disposition of ISO Shares. If the Options granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date 2 years after the Date of Grant, or (ii) the date 1 year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.
(c)    Code Section 409A. Under Code Section 409A, the Options that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” The Options that are a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Options, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of the Options equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Options were granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.
11.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Options awarded under the Plan or future Options that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
12.    Country Addendum. Notwithstanding any provisions in this Option Agreement, the Options shall be subject to any special terms and conditions set forth in the appendix (if any) to this Option Agreement for Participant’s country (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Option Agreement.
13.    Governing Law; Severability. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of Utah. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement shall continue in full force and effect.
14.    Entire Agreement. The Plan is incorporated herein by reference. The Plan, the Stockholders Agreement and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.
15.    Interpretation. The Administrator will have the power to interpret the Plan and this Option Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Options have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Option Agreement.
16.    Modifications to the Agreement. Participant expressly warrants that Participant is not accepting this Option Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Option Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Option Agreement, the Company reserves the right to revise this Option Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Option.

17.    Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other Applicable Laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
18.    Joinder to the Stockholders Agreement. If Participant is not already a party to the Stockholders Agreement, then Participant hereby agrees to join and become a party to, and the Company hereby agrees to accept Participant as a party to, the Stockholders Agreement. The Company and Participant each acknowledges and agrees that Participant shall be entitled to the applicable rights and benefits, and shall be subject to the applicable obligations under the Stockholders Agreement. In the event that Participant fails to timely comply with any of Participant’s obligations under either agreement as determined by the Board in its good faith discretion, Participant may be required to immediately forfeit any or all of the Options and/or Shares acquired upon exercise of the Options, outstanding at the time of such non-compliance without any consideration being paid therefor.
19.    Restrictive Covenants.
(a)    Confidentiality. During the course of Participant’s time as Service Provider to the Company and its subsidiaries (the “Company Group”), Participant will have access to Confidential Information. For purposes of this Option Agreement, “Confidential Information” means the Company Group’s confidential and/or proprietary information and/or trade secrets that have been developed or used and that cannot be obtained readily by third parties from sources outside of the Company Group, including, by way of example and without limitation, all data, information, ideas, concepts, discoveries, trade secrets, inventions (whether or not patentable or reduced to practice), innovations, improvements, know-how, developments, techniques, methods, processes, treatments, drawings, sketches, specifications, designs, patterns, models, plans and strategies, and all other confidential or proprietary information or trade secrets in any form or medium (whether merely remembered or embodied in a tangible or intangible form or medium) whether now or hereafter existing, relating to or arising from the past, current or potential business, activities and/or operations of the Company Group, including, without limitation, any such information relating to or concerning finances, sales, marketing, advertising, promotions, pricing, personnel, customers, suppliers, vendors, partners and/or competitors. Participant agrees that Participant shall not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any Person, other than in the course of Participant’s assigned duties and for the benefit of the Company Group, either during the period of Participant’s time as Service Provider or at any time thereafter, any Confidential Information or other confidential or proprietary information received from third parties subject to a duty on the Company Group’s part to maintain the confidentiality of such information, and to use such information only during the course of Participant’s assigned duties and for the benefit of the Company Group, in each case, which shall have been obtained by Participant during Participant’s time as Service Provider to the Company Group (or any predecessors). The foregoing shall not apply to information that (i) was known to Persons outside of the Company Group not subject to a duty, directly or indirectly, to the Company Group to maintain the confidentiality of such information prior to its disclosure to Participant; (ii) becomes known to Persons outside of the Company Group not subject to a duty, directly or indirectly, to the Company Group to maintain the confidentiality of such information subsequent to disclosure to Participant through no wrongful act of Participant or any representative of Participant; or (iii) Participant is required to disclose by Applicable Law, regulation or legal process (provided, that, subject to Section 19(f), Participant provides the Company Group with prior notice of the contemplated disclosure and reasonably cooperates with the Company Group at the Company Group’s expense in seeking a protective order or other appropriate protection of such information). The terms and conditions of this Option Agreement shall remain strictly confidential, and Participant hereby agrees not to disclose the terms and conditions hereof to any Person or entity, other than immediate family members, legal advisors or personal tax or financial advisors, or prospective future employers, as to the latter, solely for the purpose of disclosing the limitations on Participant’s conduct imposed by the provisions of this Section 19 who, in each case, agree to keep such information confidential.
(b)    Non-Competition.
(i)    In partial consideration for award of the Options, in order to forestall the disclosure or use of Confidential Information as well as to deter Participant’s intentional interference with the contractual relations of the Company Group, Participant’s intentional interference with the prospective economic advantage of the Company Group and to promote fair competition, Participant agrees that during the period commencing on the Date of Grant, (A) for Participant’s located outside of the State of California, and ending on the first (1st) anniversary of the date Participant ceases to be a Service Provider, or (B) for Participant’s located inside the State of California, ending on the date Participant ceases to be a Service Provider (such period, in each case, the “Restricted Period”), Participant shall not directly or indirectly own any interest in, manage, control, participate in (whether as an officer, director, manager, employee, partner, equityholder, member, agent, representative or otherwise), consult with, render services for, or in any other manner engage in any Competitive Business anywhere in which the Company Group is engaging in the business of the Company Group as of Participant’s Termination; provided, that nothing herein shall prohibit Participant from being, directly or indirectly, a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded so long as Participant does not have any active participation in the business of such corporation.
(ii)    For purposes of this Option Agreement, “Competitive Business” means the business conducted by the Company Group as of the date Participant ceases to be a Service Provider, as such business may be extended or expanded in accordance with a proposal to so extend or expand as to which any steps were taken prior to such date.
(c)    Non-Solicitation.
(i)    Participant agrees that during the Restricted Period, Participant shall not directly, or indirectly through another Person, for Participant’s own account or for the account of any other Person, engage in Interfering Activities.
(ii)    For purposes of this Option Agreement, “Interfering Activities” means (i) recruiting, encouraging, soliciting, or inducing, or in any manner attempting to recruit, encourage, solicit, or induce, any Person employed by, or providing consulting services to, any member of the Company Group to terminate such Person’s employment with or services to (or in the case of a consultant, materially reducing such services to) the Company Group or (ii) encouraging, soliciting, or inducing, or in any manner attempting to encourage, solicit, or induce, any Business Relation to cease doing business with or reduce the amount of business conducted with the Company Group, or in any way interfering with the relationship between any such Business Relation and the Company Group.

(iii)    For purposes of this Option Agreement, “Business Relation” means any current or prospective partner, client, customer, licensee, supplier, or other business relation of any member of the Company Group, or any such relation that was a client, customer, licensee or other business relation within the prior six (6) month period, in each case, with whom Participant transacted business or whose identity became known to Participant as a Service Provider to the Company Group.
(d)    Inventions.
(i)    Participant acknowledges and agrees that all ideas, methods, inventions, discoveries, improvements, work products, developments, software, know-how, processes, techniques, methods, works of authorship and other work product, whether patentable or unpatentable, (A) that are reduced to practice, created, invented, designed, developed, contributed to, or improved with the use of any Company Group resources and/or within the scope of Participant’s work with the Company Group and that are made or conceived by Participant, solely or jointly with others, during the period of Participant’s time as a Service Provider with the Company Group, or (B) suggested by any work that Participant performs in connection with the Company Group, either while performing Participant’s duties with the Company Group or on Participant’s own time, but only insofar as the Inventions are related to Participant’s work as an employee or other Service Provider to the Company Group, shall belong exclusively to the Company Group (or its designees), whether or not patent or other applications for intellectual property protection are filed thereon (the “Inventions”). Participant will keep full and complete written records (the “Records”), in the manner prescribed by the Company Group, of all Inventions, and will promptly disclose all Inventions completely and in writing to the Company Group. The Records shall be the sole and exclusive property of the Company Group, and Participant will surrender them upon the time Participant ceases to be a Service Provider with the Company Group, or upon request. Participant will assign to the Company Group the Inventions and all patents or other intellectual property rights that may issue thereon in any and all countries, whether during or subsequent to the period of Participant’s time as a Service Provider with the Company Group, together with the right to file, in Participant’s name or in the name of the Company Group (or its designees), applications for patents and equivalent rights (the “Applications”). Participant will, at any time during and subsequent to the period of Participant’s time as a Service Provider with the Company Group, make such applications, sign such papers, take all rightful oaths, and perform all other acts as may be reasonably requested from time to time by the Company Group to perfect, record, enforce, protect, patent or register the rights of the Company Group in the Inventions, all without additional compensation to Participant from the Company Group. Participant will also execute assignments to the Company Group (or its designees) of the Applications, and give the Company Group and its attorneys all reasonable assistance (including the giving of testimony) to obtain the Inventions for the benefit of the Company Group, all without additional compensation to Participant, but entirely at the expense of the Company Group.
(ii)    In addition, the Inventions will be deemed work for hire, as such term is defined under the copyright laws of the United States, on behalf of the Company Group and Participant agrees that the Company Group will be the sole owner of the Inventions, and all underlying rights therein, in all media now known or hereinafter devised, throughout the universe and in perpetuity without any further obligations to Participant. If the Inventions, or any portion thereof, are deemed not to be work for hire, or the rights in such Inventions do not otherwise automatically vest in the Company Group, Participant hereby irrevocably conveys, transfers and assigns to the Company Group all rights, in all media now known or hereinafter devised, throughout the universe and in perpetuity, in and to the Inventions, including, without limitation, all of Participant’s right, title and interest in the copyrights (and all renewals, revivals and extensions thereof) to the Inventions, including, without limitation, all rights of any kind or any nature now or hereafter recognized, including, without limitation, the unrestricted right to make modifications, adaptations and revisions to the Inventions, to exploit and allow others to exploit the Inventions and all rights to sue at law or in equity for any infringement, or other unauthorized use or conduct in derogation of the Inventions, known or unknown, prior to the date hereof, including, without limitation, the right to receive all proceeds and damages therefrom. In addition, Participant hereby waives any so-called “moral rights” with respect to the Inventions. To the extent that Participant has any rights in the Inventions that cannot be assigned in the manner described herein, Participant agrees to unconditionally waive the enforcement of such rights. Participant hereby waives any and all currently existing and future monetary rights in and to the Inventions and all patents and other registrations for intellectual property that may issue thereon, including, without limitation, any rights that would otherwise accrue to Participant’s benefit by virtue of Participant being a Service Provider to the Company Group.
(e)    Non-Disparagement. Participant agrees not to disparage the Company Group or its officers, directors, employees, shareholders, members, agents or products, other than in the good faith performance of Participant’s duties to the Company Group, while Participant is employed by the Company Group and at all times thereafter. The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings).
(f)    Permitted Reporting and Disclosure. Notwithstanding any language in this Option Agreement to the contrary, nothing in this Option Agreement prohibits or impedes Participant from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General, otherwise communicating, cooperating, or filing a complaint with or making other disclosures or complaints to any such agency or entity that are protected under the whistleblower provisions of federal law or regulation; provided, that, in each case such communications and disclosures are consistent with Applicable Law. Participant does not need the prior authorization of the Company to make any such reports or disclosures and Participant is not required to notify the Company that Participant has made such reports or disclosures. Notwithstanding the foregoing, under no circumstance is Participant authorized to disclose any information covered by the Company’s attorney-client privilege or attorney work product or the Company’s trade secrets without prior written consent of the Board. An individual shall not be held criminally or civilly liable under any U.S. federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a U.S. federal, state, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order.
(g)    Reasonableness of Covenants. In signing this Option Agreement, Participant gives the Company Group assurance that Participant has carefully read and considered all of the terms and conditions of this Option Agreement, including the restraints imposed under this Section 19. Participant agrees that these restraints are necessary for the reasonable and proper protection of the Company Group and its Confidential Information and that each and every one of the restraints is reasonable in respect of subject matter, length of time and geographic area, and that these restraints, individually or in the aggregate, will not prevent Participant from obtaining other suitable employment during the period in which Participant is bound by the restraints. Participant acknowledges that each of these covenants has a unique, very substantial and immeasurable value to the Company Group and that Participant has sufficient assets and skills to provide a livelihood while such covenants remain in force.

Participant further covenants that Participant will not challenge the reasonableness or enforceability of any of the covenants set forth in this Section 19, and that Participant will reimburse the Company Group for all costs (including reasonable attorneys’ fees) incurred in connection with any action to enforce any of the provisions of this Section 19 if the Company Group prevails on any material issue involved in such dispute or if Participant challenges the reasonableness or enforceability of any of the provisions of this Section 19. It is also agreed that any member of the Company Group will have the right to enforce all of Participant’s obligations to that Affiliate under this Option Agreement, including without limitation pursuant to this Section 19.
(h)    Reformation. If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 19 is excessive in duration or scope or is unreasonable or unenforceable under Applicable Laws, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.
(i)    Tolling. In the event of any violation of the provisions of this Section 19, Participant acknowledges and agrees that the post-Termination restrictions contained in this Section 19 shall be extended by a period of time equal to the period of such violation, it being the intention of the parties hereto that the running of the applicable post-Termination restriction period shall be tolled during any period of such violation.
(j)    Survival. The obligations contained in this Section 19 hereof shall survive the cessation of Participant’s time as a Service Provider with the Company Group and the date on which Participant no longer holds, directly or indirectly, any equity in the Company for the periods set forth in the other portions of this Section 19, and shall be fully enforceable thereafter in accordance with the terms hereof.
(k)    Remedies. Participant acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of this Section 19 would be inadequate and, in recognition of this fact, Participant agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond or other security, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without the necessity of showing actual monetary damages.
20.    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AS WELL AS ACHIEVING CERTAIN PERFORMANCE METRICS AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THESE OPTIONS OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR

SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
By Participant’s signature below:
•Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Options subject to all of the terms and provisions thereof.
•Participant has reviewed the Plan and the Options in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Options and fully understands all provisions of the Options.
•Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Options.
•Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ENTRATA, INC.

By

/s/ Adam Edmunds

###PARTICIPANT_NAME###	Adam Edmunds, CEO

###HOME_ADDRESS###

###ACCEPTANCE_DATE###

ENTRATA, INC.
2021 EQUITY INCENTIVE PLAN
PERFORMANCE STOCK OPTION AGREEMENT
COUNTRY ADDENDUM
TERMS AND CONDITIONS
This Country Addendum includes additional terms and conditions that govern the Options granted to Participant under the Plan if Participant works in one of the countries listed below. If Participant is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or if Participant relocates to another country after receiving the Options, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to Participant.
Certain capitalized terms used but not defined in this Country Addendum shall have the meanings set forth in the Plan, and/or the Option Agreement to which this Country Addendum is attached.
NOTIFICATIONS
This Country Addendum also includes notifications relating to exchange control and other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the countries listed in this Country Addendum as of June 2024. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when Participant vests in the Options, exercise the Options, or sells Shares acquired under the Plan.
In addition, the notifications are general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.
Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working (or is considered as such for local law purposes) or if Participant moves to another country after the Options are granted, the information contained herein may not be applicable to Participant.
Participant acknowledges that he or she has been advised to seek appropriate professional advice as to how the relevant exchange control and tax laws in Participant’s country may apply to his or her individual situation.

GLOBAL PROVISIONS APPLICABLE TO NON-US PARTICIPANTS
Terms and Conditions
1.    Foreign Exchange Considerations. Participant understands and agrees that neither the Company, its Parent or Subsidiary nor third-party employer of record (the “EOR”), which includes a professional employer organization, shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Options, or of any amounts due to Participant under the Plan or as a result of exercising the Options and/or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any, and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Further, Participant acknowledges and agrees that he or she may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Options and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
2.    Tax Withholding Considerations. The following provision supplements Section 10 of the Option Agreement:
Participant acknowledges that, regardless of any action taken by the Company, its Parent or Subsidiary, and/or the EOR the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant or deemed by the Company in its discretion to transfer tax amounts, otherwise applicable to the Company, its Parent or Subsidiary, and/or the EOR, as permitted by Applicable Laws to Participant even if legally applicable to the Company (“Tax-Related Items”) will be Participant’s sole responsibility and may exceed the amount actually withheld by the Company. Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make arrangements satisfactory to the Company, its Parent or Subsidiary, and/or the EOR that directly engages Participant to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company or its agent to satisfy their withholding obligations with regard to all Tax-Related Items, if any, by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to Participant by the Company, its Parent or Subsidiary, and/or the EOR; (ii) causing Participant to tender a cash payment in U.S. dollars; (iii) entering on Participant’s behalf (pursuant to this authorization without further consent) into a “same day sale” commitment whereby Participant irrevocably elects to sell a portion of the Shares to be delivered under the Options to satisfy the Tax-Related Items; or (iv) withholding Shares from the Shares issued or otherwise issuable to Participant in connection with the Options with a Fair Market Value (measured as of the date Shares are issued to Participant or, if and as determined by the Company, the date on which the Tax-Related Items are required to be calculated) equal to the amount of such Tax-Related Items. Participant agrees to pay to the Company, its Parent or Subsidiary, and/or the EOR (or former service recipient, as applicable) any amount of Tax-Related Items that the Company, its Parent or Subsidiary, and/or the EOR may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by any of the means previously described.
Depending on the withholding method employed, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant will be deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.
Furthermore, Participant acknowledges that the Company, its Parent and Subsidiary, and the EOR (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Options or other benefits under the Plan and (b) do not commit to and are under no obligation to structure the terms of the Options, other benefits or any aspect of Participant’s participation in the Plan to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Finally, if Participant becomes subject to tax in more than one jurisdiction, or changes his or her jurisdiction of primary residence or service between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company, its Parent or Subsidiary, and the EOR (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
3.    Nature of Grant. In accepting the Options, Participant acknowledges, understands, and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, to the extent provided for in the Plan;
(b)    the grant of the Options is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of the Options, even if options have been granted in the past;
(c)    all decisions with respect to future option awards or other grants, if any, will be at the sole discretion of the Company;
(d)    Participant is voluntarily participating in the Plan;
(e)    the Options and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
(f)    the Options and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement, or welfare benefits or similar payments;
(g)    the future value of the Shares underlying the Options is unknown, indeterminable, and cannot be predicted;
(h)    if Participant exercises the Options and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
(i)    for purposes of the Options, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company, its Parent or Subsidiary, and/or the EOR (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in the Option Agreement (including by reference in the Notice of Stock Option Grant to other arrangements or contracts) or determined by the Company, (i) Participant’s right to vest in the Options under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time), and (ii) the period (if any) during which Participant may vest in the Options after such termination of Participant’s engagement as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s engagement agreement, if any; the Company will have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Options (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(j)    unless otherwise provided in the Plan or by the Company in its discretion, the Options and the benefits evidenced by the Option Agreement do not create any entitlement to have the Options or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out, or substituted for, in connection with any corporate transaction affecting the Shares; and
(k)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Options resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Options to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent, Subsidiary, and the EOR, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent, Subsidiary, and the EOR from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
4.    Data Privacy. Participant understands that the Company may collect, where permissible under Applicable Laws certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of the Options granted under the Plan or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. Participant understands that Company may transfer Participant’s Data to the United States, which may have different, including less stringent, data protection laws than the laws in Participant’s country. Participant understands that the Company will transfer Participant’s Data to its designated broker, Solium Capital ULC and its affiliates (“Shareworks”), a wholly owned subsidiary of Morgan Stanley, or such other stock plan Service Provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that a recipient’s country of operation (e.g., the United States) may have different, including less stringent, data privacy laws that Participant’s jurisdiction does not consider to be equivalent to the protections in Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting stockplanadmin@entrata.com. Participant authorizes the Company, the Company’s designated broker and any other possible recipients which may assist the Company with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting stockplanadmin@entrata.com. Further, Participant understands that he or she is providing the consent herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or career with the Company will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant awards under the Plan or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact stockplanadmin@entrata.com.
Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described herein and any other Plan materials by and among, as applicable, the Company, its Parent or Subsidiary, and/or the EOR for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that his or her consent will be sought and obtained for any processing or transfer of Participant’s data for any purpose other than as described in the Option Agreement and any other Plan materials.
5.    Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Participant before possessing the inside information. Furthermore, Participant may be prohibited from (i) disclosing inside information to any third party, including fellow Service Providers (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to his or her personal advisor on this matter.
6.    Recommendation Regarding External Advice. Participant understands and agrees that neither the Company, any Parent, Subsidiary, or EOR is providing any tax, legal or financial advice, nor is the Company, any Parent, Subsidiary, or EOR making any recommendations or assessments regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares, or any subsequent disposal or retention of such Shares. Participant understands that he or she is hereby advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.
7.    English Language. If Participant has received the Option Agreement or any other document related to the Plan translated into a language other than English, Participant understands that such translated documents were provided for convenience only, and that if the meaning of the translated version is different than the English version, the English version will control, subject to the Applicable Laws. Furthermore, Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of the Option Agreement and confirms having read and understood the documents relating to the Plan, including the Option Agreement and all its terms and conditions, all of which have been provided to Participant exclusively in the English language (unless otherwise specified in the country-specific provisions set forth below that are applicable to Participant). Participant accepts the Plan, the Option Agreement and their applicable terms and conditions and does not require their translation into any language other than English.

GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN THE COUNTRIES INCLUDED BELOW
BRAZIL
Notifications
Exchange Controls. Any remittance of funds abroad (i.e., upon Option exercise) should be made through a local bank duly authorized to deal in foreign exchange in Brazil. In addition, when transferring amounts resulting from the sale of Shares to Brazil, such funds must be transferred by wire and declared as such through the foreign exchange closing operations of Participant’s preferred financial institution in Brazil. The amounts received from abroad also must, subsequently, be declared by Participant for tax purposes.
Foreign Asset Reporting. By participating in the Plan, Participant understands that he or she is generally required to make an annual report of Shares held outside Brazil to the tax authorities and the Central Bank if such holdings exceed a specified limit (currently, US$1 million).
CANADA
Terms and Conditions
No Promissory Note or Surrender of Stock. Notwithstanding the provisions of Section 3 of the Option Agreement and Section 2 of this Country Addendum, the Exercise Price may not be paid by way of a promissory note or surrendering other shares of Common Stock.
Award Payable Only in Shares. The grant of the Options does not give Participant any right to receive a cash payment, and the Options are payable in Shares only.
Termination of Active Status.  Notwithstanding anything to the contrary provided in the Option Agreement, Participant’s active service status shall be considered terminated (regardless of the reason for such termination and whether or not the termination is later found to be invalid, unlawful or in breach of employment laws in the jurisdiction where Participant is employed or providing services or the terms of Participant’s employment or service agreement, if any) as of the date that is the earliest of (a) the date Participant receives notice of termination of his or her service; (b) the date Participant terminates service; or (c) the date Participant is no longer actively providing services to the Company or the service recipient, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); in the event that Participant’s termination date cannot be reasonably determined under the terms of the Option Agreement and/or the Plan, the Administrator shall have the exclusive discretion to determine when Participant’s continuous service status shall be considered terminated for purposes of the Option (including when Participant may still be considered to be providing services while on a leave of absence). If, notwithstanding the foregoing, applicable employment legislation explicitly requires continued vesting during a statutory notice period, Participant’s right to vest in the Option will terminate effective as of the last date of the minimum statutory notice period, but Participant will not earn or be entitled to prorated vesting if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for lost vesting.
French Language Provisions. The following provisions will apply if Participant is a resident of Quebec:

The parties acknowledge that it is their express wish that the Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.
Tax Reporting Obligation. Foreign property (including the Options granted under the Plan and the underlying Shares) held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total value of such foreign property exceeds C$100,000 at any time during the year. The form must be filed by April 30 of the following year.
COSTA RICA
No country-specific provisions.
INDIA
Notifications
Foreign Assets Reporting Information. Participant must declare foreign bank accounts and any foreign financial assets (including Shares subject to the Options held outside India) in Participant’s annual tax return. It is Participant’s responsibility to comply with this reporting obligation and Participant should consult with his or her personal tax advisor in this regard.
Exchange Controls. Participant must repatriate any proceeds from the sale of Shares acquired under the Plan or the receipt of any dividends to India within 180 days of receipt (assuming Participant holds less than 10% of the Company’s share capital) and convert such amounts to local currency. Participant must obtain a foreign inward remittance certificate (“FIRC”) from the bank where he or she deposits the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or Participant’s employer requests proof of repatriation.
Tax Considerations. If an outbound remittance is made by or on behalf of Participant for the purchase of Shares upon exercise, the Indian bank processing the outbound remittance may withhold Tax Collected at Source (“TCS”) under the Liberalised Remittance Scheme (“LRS”) at the applicable rate (currently, 20%). The bank is expected to withhold this tax from the amount remitted unless another arrangement is made for the collection of this tax, and such tax withholding is expected to decrease the amount available to purchase foreign shares.
Any TCS collected may be credited against Participant’s income tax liability payable on the Option, as reflected in the final accounting for taxes in Participant’s annual income tax return.
ISRAEL
Terms and Conditions
Nature of the Award. Participant agrees and understands that: (i) the Option will neither be issued to or deposited with a trustee nor approved by the Israel Tax Authority pursuant to Section 102 of the Israeli Tax Ordinance; and (ii) Participant expressly consents and agrees to indemnify the Company or Parent or

Subsidiary of the Company and hold them harmless from any and all liability attributable to taxes, interest, or penalties thereon, including without limitation, liabilities relating to the necessity to withhold any taxes.
MEXICO
No country-specific provisions.
NETHERLANDS
Notifications
Dutch Prohibition Against Insider Trading. By accepting the Options, Participant understands that it is Participant’s responsibility to be aware of the Dutch insider trading rules. In particular, Participant understands that the Dutch securities laws that prohibit insider trading are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information Participant is advised to review the insider rules provided at the following website of the Authority for the Financial Markets (AFM); https://www.afm.nl/nl-nl/consumenten. If Participant is uncertain whether the insider rules apply to Participant, Participant acknowledges that the Company recommends that Participant consult with a legal advisor. Participant understands and agrees that neither the Company nor Participant’s employer can be held liable if Participant violates the Dutch insider trading rules. Participant understands and agrees that Participant is responsible for ensuring his or her own compliance with these rules.
SPAIN
Notifications
Exchange Controls. Participant must declare the acquisition of Shares to the Spanish Dirección General de Comercio Inernacional e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed in January for Shares acquired or disposed of during the prior year and/or for Shares owned as of December 31 of the prior year; however, if the value of the Shares acquired under the Plan or the amount of the sale proceeds exceeds a certain threshold (or if Participant holds 10% or more of the equity of the Company), the declaration must be filed within one month of the acquisition or disposition, as applicable.
Foreign Asset / Account Reporting Information. Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments and any transactions with non-Spanish residents (including any payments of cash made to Participant by the Company or United States brokerage account) if the balances in such accounts, together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceed EUR 1 million.
Further, to the extent that Participant holds Shares and/or has bank accounts outside Spain with a value in excess of EUR 50,000 (for each type of asset) as of December 31, Participant will be required to report information on such assets on his or her tax return (Form Modelo 720) for such year by March 31 of the following year. After such Shares and/or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously reported shares or accounts increases by more than EUR 20,000 or if Participant sells or otherwise disposes of previously reported assets.

ANNEX A
JOINDER AGREEMENT
The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Stockholders Agreement, dated as of May 3, 2022 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Stockholders Agreement”) by and among Entrata, Inc., SLP Emblem Aggregator, L.P., SLP Emblem Aggregator II, L.P., TPP Capital Advisors, Ltd., HGGC Prop Holdings, LP, Entryway DF Holdings, LP and any other Persons who become a party thereto in accordance with the terms thereof. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Stockholders Agreement.
By executing and delivering this Joinder Agreement to the Stockholders Agreement, the undersigned hereby adopts and approves the Stockholders Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming the recipient or transferee of Securities, to become a party as a Stockholder to, and if applicable, as an Employee Stockholder to, and to be bound by and comply with the provisions of, the Stockholders Agreement applicable to a Stockholder, and, if applicable, an Employee Stockholder, in the same manner as if the undersigned were an original signatory to the Stockholders Agreement.
The undersigned acknowledges and agrees that Section 8.4 through Section 8.6 of the Stockholders Agreement are incorporated herein by reference, mutatis mutandis.
[Remainder of page intentionally left blank]

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of ###ACCEPTANCE_DATE###.

###PARTICIPANT_NAME###
Signature

###PARTICIPANT_NAME###
Print Name

EXHIBIT A
2021 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Entrata, Inc.
4205 Chapel Ridge Road
Lehi, UT, 84043
Attention: Chief Financial Officer
1.    Exercise of the Options. Effective as of today, ________________, ____, the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Options”) to purchase ________________ shares of the Common Stock (the “Shares”) of Entrata, Inc. (the “Company”) under and pursuant to the 2021 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated ______________, _____ (the “Option Agreement”).
2.    Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Options.
3.    Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
4.    Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock of the Company subject to an Award (as defined in the Plan), notwithstanding the exercise of the Options. The Shares shall be issued to Participant as soon as practicable after the Options are exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.
5.    Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).
(a)    Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).
(b)    Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.
(c)    Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.
(d)    Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(e)    Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(f)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.
(g)    Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change of Control (as defined in the Plan) in which the successor corporation has equity securities that are publicly traded.
6.    Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.
7.    Restrictive Legends and Stop-Transfer Orders.
(a)    Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s)

evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.
(b)    Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
8.    Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
9.    Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.
10.    Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Utah. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.
11.    Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	ENTRATA, INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ENTRATA, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:
In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:
(a)    Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
(b)    Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of 1 year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.
(c)    Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Options to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any 3 month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.
In the event that the Company does not qualify under Rule 701 at the time of grant of the Options, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.
(d)    Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

ENTRATA, INC.
2021 EQUITY INCENTIVE PLAN AND ISRAELI APPENDIX
PERFORMANCE STOCK OPTION AGREEMENT
FOR ISRAELI PARTICIPANTS
Unless otherwise defined herein, the terms defined in the 2021 Equity Incentive Plan (the “Global Plan”) and Israeli Appendix (the “Appendix”, and, collectively, the “Plan”) shall have the same defined meanings in this Performance Stock Option Agreement for Israeli Participants (this “Option Agreement”).
I.    NOTICE OF STOCK OPTION GRANT

Participant:	###PARTICIPANT_NAME###

Address:	###HOME_ADDRESS###
The above-named Participant has been granted an Option to purchase (“Option(s)”) Common Stock of the Company (“Shares”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:	###GRANT_DATE###

Vesting Commencement Date:	###GRANT_DATE###

Exercise Price per Share:	###GRANT_PRICE###

Total Number of Shares Granted:	###TOTAL_AWARDS###

Total Exercise Price:	###TOTAL_EXERCISE_PRICE###

Type of Option:		Incentive Stock Option

	X	Nonstatutory Stock Option

X Option designated as 102 Non-Trustee Award (Israel)

Option designated as 3(i) Award (Israel)

	___	Other

Expiration Date:	Tenth Anniversary of the Date of Grant

1.    Vesting Schedule.
(a)    For the application of this Option Agreement, the following terms shall have the meanings ascribed to them below (with all other capitalized terms used but not defined herein having the meaning ascribed to such terms in the Plan):
(i)    “Cash Distributions” means the aggregate amount of cash (in U.S. dollars) distributed to the Sponsor Group from time to time on a cumulative basis following the Date of Grant and through the applicable Measurement Date in respect of its ownership of Common Stock; provided, that in no circumstances shall any fees paid to the Sponsor Group or expenses reimbursed to the Sponsor Group from time to time be included in the calculation of Cash Distributions; provided, further, that, with respect to any post-IPO Measurement Date, the Sponsor Group shall be deemed to have received Cash Distributions with respect to its entire remaining Aggregate Investment on such Measurement Date in an amount equal to the then remaining number of Shares then held by the Sponsor Group multiplied by the volume weighted average trading price of a Share over the 30 consecutive trading days immediately preceding such Measurement Date.
(ii)    “Cause” means with respect to Participant, the meaning ascribed to such term in any employment, consulting or similar agreement then in effect between Participant and the Company or, if there is no such agreement or such term is not defined therein, shall mean: (a) Participant’s failure or refusal to substantially perform Participant’s material duties (other than as a result of total or partial incapacity due to physical or mental illness), (b) dishonesty in the performance of Participant’s duties that adversely affects the operations, financial performance, business reputation or business relationships of the Company or any of its Subsidiaries, (c) the commission of or plea of guilty or nolo contendere by Participant with respect to (x) a felony or (y) any crime involving moral turpitude, (d) Participant malfeasance or willful misconduct in connection with Participant’s duties or any act or negligent omission that is injurious to the operations, financial condition, business reputation or business relationships of the Company or any of its Subsidiaries, (e) a Restrictive Covenant Violation by Participant or (f) Participant’s breach of any written Company policy that is injurious to the operations, financial condition, business reputation or business relationships of the Company or any of its Subsidiaries.
(iii)    “Immediate Family Members” means, with respect to any natural person (i) such natural person’s spouse, children (whether natural or adopted as minors), grandchildren or more remote descendants and (ii) the lineal descendants of each of the persons described in the immediately preceding clause (i).
(iv)    “IPO” means the consummation of (i) a Public Listing (as defined in Part II, Section 5 below), (ii) a SPAC Transaction (as defined in Part II, Section 5 below), or (iii) the initial voluntary listing or placement of Shares, that are registered under the Securities Act, on the New York Stock Exchange, the Nasdaq Stock Market or any other established securities exchange or successor to the foregoing.
(v)    “Liquidity Event” means an event or transaction (or series of events or transactions), including, without limitation, a Change of Control or an extraordinary cash dividend, in which the Sponsor Group receives Cash Distributions in respect of its Aggregate Investment that in each case occurs prior to an IPO; provided, that in no circumstances shall any transfer by the Sponsor Group to a Permitted Transferee (as defined in the Stockholders Agreement) of the Sponsor Group constitute a Liquidity Event.

(vi)    “Measurement Date” means for the purposes of (A) Part I, Section 1(b), the date of the applicable Liquidity Event, (B) Part I, Section 1(c), each of (x) the six month anniversary of the IPO and (y) each of the next three six month anniversaries thereafter, and (C) Part I, Section 1(d), each of (x) the date that is 31 consecutive trading days following the IPO and (y) each of the first two six month anniversaries of the IPO.
(vii)    “Per Share Return” means, as of a Measurement Date, the result obtained by dividing (A) the amount of Cash Distributions received by the Sponsor Group, directly or indirectly, by (B) (1) the number of shares of the Company’s Common Stock held by the Sponsor Group as of the Date of Grant plus (2) the aggregate number of shares of Common Stock acquired by the Sponsor Group following the Date of Grant and through such Measurement Date (whether or not disposed of) ((1) and (2) collectively, the “Aggregate Investment”); provided, that the Aggregate Investment amount shall be equitably adjusted to account for any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, share dividend, split-up, sale of assets, distribution to stockholders or combination of securities or any other similar change in the Company’s capital structure (each, an “Adjustment Event”), with the methodology for making such equitable adjustment determined in the sole discretion of the Administrator.
(viii)    “Sponsor Group” means SLP Emblem Aggregator, L.P., a Delaware limited partnership, SLP Emblem Aggregator II, L.P., a Delaware limited partnership and any Permitted Transferee (as defined in the Stockholders Agreement) of the foregoing.
(ix)    “Stockholders Agreement” means the Stockholders Agreement by and among the Company and certain other parties, to be dated May 3, 2022 (as amended from time to time).
(x)    “Termination” means the termination of Participant as a Service Provider with the Company or an Affiliate for any reason (including, without limitation, due to Participant’s resignation) or, if determined by the Administrator, any instance in which Participant ceases to be a Service Provider of the Company Group.
(b)    Liquidity Event Measurement Dates.
If a Liquidity Event occurs, the percentage of Options eligible to vest in accordance with Part I, Section 2 below in connection with such Liquidity Event shall be equal to the percentage of the Aggregate Investment sold by the Sponsor Group in such Liquidity Event; provided that, if the Liquidity Event is a Change of Control, 100% of the Options will be eligible to vest in connection with such Liquidity Event and such Change of Control shall constitute a final Measurement Date for the Options.
(c)    Measurement Dates Following an IPO that Occurs Prior to the Fourth Anniversary of the Date of Grant.
If an IPO occurs prior to the fourth anniversary of the Date of Grant, 100% of the Options will be eligible to vest on the first Measurement Date following the IPO in accordance with Part I, Section 2 below in connection with such first post-IPO Measurement Date and, so long as a Change of Control does not occur prior to such date, any Options that do not vest on such first post-IPO Measurement Date shall again be eligible to vest on each subsequent post-IPO Measurement Date.
(d)    Measurement Dates Following an IPO that Occurs On or After the Fourth Anniversary of the Date of Grant.

If an IPO occurs on or after the fourth anniversary of the Date of Grant, 100% of the Options will be eligible to vest on the date that is 31 trading days following the IPO in accordance with Part I, Section 2 below in connection with such first post-IPO Measurement Date and, so long as a Change of Control does not occur prior to such date, any Options that do not vest on such first post-IPO Measurement Date shall again be eligible to vest on each subsequent post-IPO Measurement Date.
2.    Testing of Vesting Eligible Options for Vesting Upon Measurement Dates. The Options which are eligible to vest upon an applicable Measurement Date, may vest as follows, in connection with such Measurement Date:
(a)    None of the vesting eligible Options will vest upon a Measurement Date that results in a Per Share Return to the Sponsor Group of less than US$27.32;
(b)    25% of the vesting eligible Options will vest upon a Measurement Date if and to the extent the Sponsor Group has achieved a Per Share Return of at least US$27.32; and
(c)    100% of the vesting eligible Options will vest upon a Measurement Date if and to the extent the Sponsor Group has achieved a Per Share Return of at least US$81.95; provided, that if the Sponsor Group has achieved a Per Share Return that is between the level set forth in this Section 2(c) and the level set forth in Section 2(b) above, the percentage of vesting eligible Options that will vest will be determined by linear interpolation between the applicable Per Share Return hurdles;
provided, that in the event of an Adjustment Event, each level specified in Sections 2(b) and (c) of Part I shall be equitably adjusted, with the methodology for making such equitable adjustment determined in the sole discretion of the Administrator.
Unvested Options shall be forfeited for no consideration upon (i) Termination, for any reason, as well as a Restrictive Covenant Violation (defined below); and (ii) a failure to vest in connection with either a final post-IPO Measurement Date or a Change of Control.
3.    Termination Period:
The Options shall be exercisable for 90 days after Participant ceases to be a Service Provider; provided, that if Participant’s Termination for Cause or a Restrictive Covenant Violation (as defined below) occurs all vested and unvested Options shall be immediately forfeited by Participant for no consideration. Notwithstanding the foregoing sentence, in no event may the Options be exercised after the Expiration Date as provided above and the Options may be subject to earlier termination as provided in Section 13 of the Plan.
II.    AGREEMENT
1.    Grant of Options. The Administrator of the Company hereby grants to Participant named in the Notice of Stock Option Grant in Part I of this Option Agreement (“Participant”), the number of options (the “Options”) to purchase Shares that is set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18 of the Global Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), the Options are intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the US$100,000 rule of Code Section 422(d), the Options shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason any Options shall not qualify as an ISO, then, to the extent of such nonqualification, such Options shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of any Options to qualify for any reason as an ISO. Furthermore, if on the Date of Grant Participant is not subject to U.S. income tax, then the Options shall be a NSO.
2.    Exercise of Options.
(a)    Right to Exercise. The Options shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.
(b)    Method of Exercise. The Options shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Options, the number of Shares with respect to which the Options are being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment (denominated in U.S. dollars) of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. The Options shall be deemed to be exercised upon successful receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.
No Shares shall be issued pursuant to the exercise of the Options unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Options are exercised with respect to such Shares.
3.    Call Rights.
(a)    Participant agrees that, unless otherwise agreed in writing with the Company, prior to an IPO, the Company (or, if the Company does not elect to exercise the call right, the Sponsor Group or one of its designated Affiliates) will have the right, but not the obligation, to purchase (the “Call Right”) all vested Shares (including any vested Shares issued following a Termination pursuant to the exercise of Options or otherwise) and vested Options held by Participant (the “Callable Equity”) following the occurrence of (x) a Termination or (y) a Restrictive Covenant Violation (any such event, a “Call Event”), as provided in this Section 3. Upon a Call Event, the Company (or, if applicable, the Sponsor Group or one of its designated Affiliates) may exercise the Call Right with respect to all or any portion of the Callable Equity by one or more written notices (each, a “Call Right Notice”) delivered to Participant at any time during the period commencing on the date of Termination or the date on which the Administrator acquires actual knowledge of the occurrence of the Restrictive Covenant Violation, as applicable, and ending on the one year anniversary of the later of (A) the date of Termination or the date on which the Administrator acquires actual knowledge of the occurrence of the Restrictive Covenant Violation, as applicable or (B) for each vested Share acquired upon the exercise of the Option or similar purchase right, the date on which such vested Share was acquired (such period, the “Call Right Period” and the date such notice is given, the “Call Exercise Date”). Upon the giving of a Call Right Notice, the

Company (or, if applicable, the Sponsor Group or one of its designated Affiliates) will be obligated to purchase and Participant will be obligated to sell all (or any lesser portion indicated in the Call Right Notice) of the Callable Equity for the consideration calculated as set forth in this Section 3 below.
(i)    In the case of a (x) Termination by the Company or an Affiliate for Cause, (y) Termination due to the resignation of Participant when grounds exist for Termination by the Company or an Affiliate for Cause, or (z) a Restrictive Covenant Violation: the vested Options shall automatically be terminated in accordance with this Option Agreement without the payment of any consideration therefor and, with respect to any vested Shares, the consideration will be equal to the lesser of (1) the Cost of such vested Shares and (2) the Fair Market Value (as defined in the Stockholders Agreement) of such vested Shares on the Call Exercise Date; and
(ii)    In the case of a Termination for any other reason, the consideration (x) with respect to any vested Shares will be equal to the Fair Market Value (as determined in good faith by the Board) of such vested Shares on the Call Exercise Date, and (y) with respect to any vested Options will be equal to the product of (1) the excess, if any, of the Fair Market Value of a vested Share subject to such vested Options on the Call Exercise Date, over the Exercise Price per Share, and (2) the number of vested Shares subject to such vested Options, which vested Options shall be terminated in exchange for the payment of such consideration; provided, that if the Exercise Price per Share is equal to or greater than the Fair Market Value of a Share on the Call Exercise Date, such vested Options shall automatically be terminated without any payment of consideration in respect thereof.
(b)    The closing for all purchases and sales of Callable Equity pursuant to this Section 3 will be at the principal executive offices of the Company within 60 days after the Call Exercise Date, on such date as determined by the Company, and set forth in a written notice to Participant (the date on which such closing occurs, the “Call Repurchase Date”). The purchase price for the Callable Equity will be paid to Participant in cash, by cashier’s check or by wire transfer of funds (denominated in U.S. dollars); provided, that if the payment of such cash purchase price or the distribution or dividend to the Company by its Subsidiaries of the cash needed to make such payment (x) would be in violation of or prohibited by Applicable Law or securities regulations (including as to solvency of the Company) or (y) would constitute or result in a default or an event of default under any financing agreement of the Company or any of its Subsidiaries (each such occurrence being a “Default Event”), the Company shall, in lieu of a cash payment, be permitted to issue a promissory note (a “Promissory Note”) equal to the aggregate purchase price, with such Promissory Note (1) (A) having an interest rate equal to “prime rate” (as published in The Wall Street Journal) as in effect on the date the Promissory Note is entered into, which interest will be payable in equal yearly installments during the term of the Promissory Note and, at the option of the Company, in cash or in kind (denominated in U.S. dollars) and (B) being mandatorily payable within 180 days (or such shorter period at the sole discretion of the Company) after the date the payment would not (a) violate or be prohibited by Applicable Law or securities regulations and (b) constitute a Default Event, (2) having a term not to exceed four years from the date the Promissory Note was entered into or (3) having such other terms as may be required by any financing agreement of the Company or any of its Subsidiaries; provided, further, that, in the event of any Default Event, in lieu of closing the purchase and sale of the applicable Callable Equity, the Company, in its sole discretion, may rescind the exercise of such Call Right, in which case, the period upon which the Call Right may be exercised by the Company shall be tolled until 30 days following the date on which there ceases to be any Default Event, and the Company may exercise the Call Right at any time during such 30 day period pursuant to this Section 3. Participant will cause the Callable Equity to be delivered to the Company at the closing free and clear of all liens of any kind, other than those which continue to apply pursuant to the terms of this Option Agreement. Participant will take all such actions and deliver all such documents and instruments as the Company requests to vest in the Company, title to the Callable Equity free of any lien incurred by or through Participant.
(c)    Participant hereby makes the following representations and warranties for the benefit of the purchaser of its Callable Equity as of the Call Repurchase Date, which (A) shall survive the consummation of the purchase of the Callable Equity and the termination of this Option Agreement and (B) may also be set forth in the purchase agreement giving effect to the purchase of the Callable Equity in the form requested by the Company:
(i)    Participant (A) is the legal, record and beneficial owner of, and has good and valid title to, the Callable Equity and (B) has full power and authority to sell, assign and transfer the Callable Equity;
(ii)    The purchaser of the Callable Equity will acquire good, marketable and unencumbered title to such Callable Equity, free and clear of any liens, and the same will not be subject to any adverse claim or right; and
(iii)    Each representation and warranty of Participant set forth in this Option Agreement mutatis mutandis with respect to the purchase of the Callable Equity and the purchase agreement giving effect to the purchase of the Callable Equity in the form requested by the Company.
(d)    Notwithstanding anything in this Section 3 to the contrary, in the event that it has been determined necessary by the Company’s accountants in order to avoid adverse accounting consequences with respect to the Call Right for vested Options, Participant may be required by the Company, upon prior written approval of the Board, to exercise, on one occasion, all of the vested Options then held by Participant using a net exercise method whereby the number of Shares that would otherwise be received upon the exercise of such Options shall be reduced by that number of Shares having an aggregate fair market value (as determined in good faith by the Administrator) equal to the sum of (i) the aggregate Exercise Price for such Options plus (ii) the aggregate amount of the applicable withholding taxes which the Company is required to withhold in respect of the income recognized as a consequence of the grant, vesting, and/or exercise of such Options, and the remaining Shares received upon such exercise shall be subject to purchase by the Company upon delivery of a Call Right Notice during the 30 day period following the date on which such Shares have been held by Participant for at least 6 months, and otherwise in accordance with this Section 3.
(e)    The rights of the Company to deliver a Call Right Notice, as the case may be, as contemplated in this Section 3 shall terminate upon the consummation of an IPO; provided, that it is understood and agreed that any Callable Equity that is subject to a Call Right Notice that has been delivered prior to the consummation of an IPO shall continue to be subject to the terms and provisions of this Section 3.
(f)    In addition to the provisions set forth in this Section 3, the Company shall have the right to purchase, from time to time, all or a portion of the Securities owned by Participant or any of Participant’s Permitted Transferees to the extent set forth in this Option Agreement, or other agreement pursuant to which such Securities were granted or issued, in each case upon the terms and subject to the conditions set forth in such agreement.

(g)    For the application of this Section 3:
(i)    “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. The term “control” means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms “controlled” and “controlling” have meanings correlative to the foregoing.
(ii)    “Cost” means the purchase price paid to the Company with respect to any Shares by Participant to whom such Shares were originally issued, as equitably adjusted to account for any unit/stock dividends, splits, reverse splits, combinations or recapitalizations and less the cumulative amount of any dividends or distributions paid or declared on such Shares, with the methodology for making such equitable adjustment determined in the sole discretion of the Administrator; provided, that “Cost” may not be less than zero. For the avoidance of doubt, the initial Cost of any Shares acquired by exercise of the Options (prior to adjustment, if any), shall be the Exercise Price per Share of such Options.
(iii)    “Permitted Transferee” means (i) in the case of any Participant, any family trusts and other estate-planning vehicles controlled solely by Participant and, and with respect to which the sole beneficiaries are Participant’s Immediate Family Members; provided, that any such transferee enters into a Joinder Agreement in the form attached hereto as Annex A; (ii) in the case of any stockholder that is a natural Person, any family trusts and other estate-planning vehicles controlled solely by such stockholder and, and with respect to which the sole beneficiaries are such stockholder and his or her Immediate Family Members; provided, that any such transferee enters into a Joinder Agreement in the form attached hereto as Annex A; and (iii) in the case of any stockholder other than a stockholder referenced in the foregoing clauses (i) and (ii), any Affiliate of such stockholder, provided, that any such transferee enters into a Joinder Agreement in the form attached hereto as Annex A.
(iv)    “Restrictive Covenant Violation” means a breach by Participant with respect to any restrictive covenants, including any covenant relating to confidentiality, non-competition, non-solicitation, non-interference and non-disparagement that Participant is subject to by reason of any agreement with the Company Group.
4.    Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time the Options are exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Options, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
5.    Lock-Up Period. It is possible that the Company will become a publicly-traded company and that could happen a number of different ways. This Section 5 sets out some restrictions that will apply in that circumstance unless those restrictions are waived by an authorized entity. The Company could become a publicly traded company (x) through a registration statement filed by the Company under the Securities Act registering any of its equity securities for sale to the public (a “Public Listing”) or (y) as a result of the closing of the Company’s completion of a merger or consolidation with a special purpose acquisition company or its subsidiary (such entity, a “SPAC”) in which securities of the surviving or parent entity are listed on an established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market (such a transaction, a “SPAC Transaction”).
(a)    Participant agrees that Participant will not (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares (or other securities of the Company or SPAC) or any securities convertible into or exercisable or exchangeable, directly or indirectly for Shares (or other securities of the Company or SPAC) or (y) enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or other securities of the Company or SPAC) held by Participant (other than those included in the registration) for the period specified in Sections 5(b) and 5(c) (the “Market Standoff Period”). The provisions of this Section 5(a) do not apply to the sale of any Shares to an underwriter pursuant to an underwriting agreement for an underwritten public offering.
(b)    The Market Standoff Period will begin on (x) the effectiveness of the registration statement filed by the Company for a Public Listing or (y) the closing of a SPAC Transaction.
(c)    The Market Standoff Period for a Public Listing will end on the date specified by the Company or, for an underwritten public offering, the managing underwriter(s). The Market Standoff Period for a SPAC Transaction will end on the date specified by the surviving entity in the SPAC transaction. In no event, however, shall such period exceed 180 days.
(d)    Participant agrees to execute and deliver such other agreements as may be reason-ably requested by the Company or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or a representative of the underwriter, Participant shall provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any Public Listing or SPAC Transaction. The underwriters in connection with a Public Listing, and the special purpose acquisition company and its affiliates in a SPAC Transaction, are intended third-party beneficiaries of this Section 5 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto.
(e)    The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Shares (or other securities) subject to the foregoing restriction until the end of the Market Standoff Period. Participant agrees that any transferee of the Shares acquired pursuant to this Award shall be bound by this Section 5.
6.    Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof (denominated in U.S. dollars), at the election of Participant:
(a)    Cash;
(b)    check;
(c)    consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)    surrender of other Shares which (i) shall be valued at its fair market value (as determined in good faith by the Administrator) on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.
7.    Restrictions on Exercise. The Options may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Laws.
8.    Non-Transferability of the Options.
(a)    The Options may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.
(b)    Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer the Options or, prior to exercise, the Shares subject to the Options, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to the Options, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.
9.    Term of the Options. The Options may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.
10.    Tax Obligations.
(a)    Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and non-U.S. (including Israeli) income and employment tax withholding requirements applicable to the Options exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.
(b)    Notice of Disqualifying Disposition of ISO Shares. If the Options granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date 2 years after the Date of Grant, or (ii) the date 1 year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c)    Code Section 409A. Under Code Section 409A, the Options that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” The Options that are a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Options, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of the Options equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Options were granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.
11.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Options awarded under the Plan or future Options that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
12.    Country Addendum. Notwithstanding any provisions in this Option Agreement, the Options shall be subject to any special terms and conditions set forth in the appendix (if any) to this Option Agreement for Participant’s country (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Option Agreement.
13.    Governing Law; Severability. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of Utah. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement shall continue in full force and effect.
14.    Entire Agreement. The Plan is incorporated herein by reference. The Plan, the Stockholders Agreement and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.
15.    Interpretation. The Administrator will have the power to interpret the Plan and this Option Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Options have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Option Agreement.

16.    Modifications to the Agreement. Participant expressly warrants that Participant is not accepting this Option Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Option Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Option Agreement, the Company reserves the right to revise this Option Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Option.
17.    Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other Applicable Laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
18.    Joinder to the Stockholders Agreement. If Participant is not already a party to the Stockholders Agreement, then Participant hereby agrees to join and become a party to, and the Company hereby agrees to accept Participant as a party to, the Stockholders Agreement. The Company and Participant each acknowledges and agrees that Participant shall be entitled to the applicable rights and benefits, and shall be subject to the applicable obligations under the Stockholders Agreement. In the event that Participant fails to timely comply with any of Participant’s obligations under either agreement as determined by the Board in its good faith discretion, Participant may be required to immediately forfeit any or all of the Options and/or Shares acquired upon exercise of the Options, outstanding at the time of such non-compliance without any consideration being paid therefor.
19.    Restrictive Covenants.
(a)    Confidentiality. During the course of Participant’s time as Service Provider to the Company and its subsidiaries (the “Company Group”), Participant will have access to Confidential Information. For purposes of this Option Agreement, “Confidential Information” means the Company Group’s confidential and/or proprietary information and/or trade secrets that have been developed or used and that cannot be obtained readily by third parties from sources outside of the Company Group, including, by way of example and without limitation, all data, information, ideas, concepts, discoveries, trade secrets, inventions (whether or not patentable or reduced to practice), innovations, improvements, know-how, developments, techniques, methods, processes, treatments, drawings, sketches, specifications, designs, patterns, models, plans and strategies, and all other confidential or proprietary information or trade secrets in any form or medium (whether merely remembered or embodied in a tangible or intangible form or medium) whether now or hereafter existing, relating to or arising from the past, current or potential business, activities and/or operations of the Company Group, including, without limitation, any such information relating to or concerning finances, sales, marketing, advertising, promotions, pricing, personnel, customers, suppliers, vendors, partners and/or competitors. Participant agrees that Participant shall not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any Person, other than in the course of Participant’s assigned duties and for the benefit of the Company

Group, either during the period of Participant’s time as Service Provider or at any time thereafter, any Confidential Information or other confidential or proprietary information received from third parties subject to a duty on the Company Group’s part to maintain the confidentiality of such information, and to use such information only during the course of Participant’s assigned duties and for the benefit of the Company Group, in each case, which shall have been obtained by Participant during Participant’s time as Service Provider to the Company Group (or any predecessors). The foregoing shall not apply to information that (i) was known to Persons outside of the Company Group not subject to a duty, directly or indirectly, to the Company Group to maintain the confidentiality of such information prior to its disclosure to Participant; (ii) becomes known to Persons outside of the Company Group not subject to a duty, directly or indirectly, to the Company Group to maintain the confidentiality of such information subsequent to disclosure to Participant through no wrongful act of Participant or any representative of Participant; or (iii) Participant is required to disclose by Applicable Law, regulation or legal process (provided, that, subject to Section 19(f), Participant provides the Company Group with prior notice of the contemplated disclosure and reasonably cooperates with the Company Group at the Company Group’s expense in seeking a protective order or other appropriate protection of such information). The terms and conditions of this Option Agreement shall remain strictly confidential, and Participant hereby agrees not to disclose the terms and conditions hereof to any Person or entity, other than immediate family members, legal advisors or personal tax or financial advisors, or prospective future employers, as to the latter, solely for the purpose of disclosing the limitations on Participant’s conduct imposed by the provisions of this Section 19 who, in each case, agree to keep such information confidential.
(b)    Non-Competition.
(i)    In partial consideration for this award of the Options, in order to forestall the disclosure or use of Confidential Information as well as to deter Participant’s intentional interference with the contractual relations of the Company Group, Participant’s intentional interference with the prospective economic advantage of the Company Group and to promote fair competition, Participant agrees that during the period commencing on the Date of Grant, (A) for Participants located outside of the State of California, and ending on the first (1st) anniversary of the date Participant ceases to be a Service Provider, or (B) for Participants located inside the State of California, ending on the date Participant ceases to be a Service Provider (such period, in each case, the “Restricted Period”), Participant shall not directly or indirectly own any interest in, manage, control, participate in (whether as an officer, director, manager, employee, partner, equityholder, member, agent, representative or otherwise), consult with, render services for, or in any other manner engage in any Competitive Business anywhere in which the Company Group is engaging in the business of the Company Group as of Participant’s Termination; provided, that nothing herein shall prohibit Participant from being, directly or indirectly, a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded so long as Participant does not have any active participation in the business of such corporation.
(ii)    For purposes of this Option Agreement, “Competitive Business” means the business conducted by the Company Group as of the date Participant ceases to be a Service Provider, as such business may be extended or expanded in accordance with a proposal to so extend or expand as to which any steps were taken prior to such date.
(c)    Non-Solicitation.
(i)    Participant agrees that during the Restricted Period, Participant shall not directly, or indirectly through another Person, for Participant’s own account or for the account of any other Person, engage in Interfering Activities.

(ii)    For purposes of this Option Agreement, “Interfering Activities” means (i) recruiting, encouraging, soliciting, or inducing, or in any manner attempting to recruit, encourage, solicit, or induce, any Person employed by, or providing consulting services to, any member of the Company Group to terminate such Person’s employment with or services to (or in the case of a consultant, materially reducing such services to) the Company Group or (ii) encouraging, soliciting, or inducing, or in any manner attempting to encourage, solicit, or induce, any Business Relation to cease doing business with or reduce the amount of business conducted with the Company Group, or in any way interfering with the relationship between any such Business Relation and the Company Group.
(iii)    For purposes of this Option Agreement, “Business Relation” means any current or prospective partner, client, customer, licensee, supplier, or other business relation of any member of the Company Group, or any such relation that was a client, customer, licensee or other business relation within the prior six (6) month period, in each case, with whom Participant transacted business or whose identity became known to Participant as a Service Provider to the Company Group.
(d)    Inventions.
(i)    Participant acknowledges and agrees that all ideas, methods, inventions, discoveries, improvements, work products, developments, software, know-how, processes, techniques, methods, works of authorship and other work product, whether patentable or unpatentable, (A) that are reduced to practice, created, invented, designed, developed, contributed to, or improved with the use of any Company Group resources and/or within the scope of Participant’s work with the Company Group and that are made or conceived by Participant, solely or jointly with others, during the period of Participant’s time as a Service Provider with the Company Group, or (B) suggested by any work that Participant performs in connection with the Company Group, either while performing Participant’s duties with the Company Group or on Participant’s own time, but only insofar as the Inventions are related to Participant’s work as an employee or other Service Provider to the Company Group, shall belong exclusively to the Company Group (or its designees), whether or not patent or other applications for intellectual property protection are filed thereon (the “Inventions”). Participant will keep full and complete written records (the “Records”), in the manner prescribed by the Company Group, of all Inventions, and will promptly disclose all Inventions completely and in writing to the Company Group. The Records shall be the sole and exclusive property of the Company Group, and Participant will surrender them upon the time Participant ceases to be a Service Provider with the Company Group, or upon request. Participant will assign to the Company Group the Inventions and all patents or other intellectual property rights that may issue thereon in any and all countries, whether during or subsequent to the period of Participant’s time as a Service Provider with the Company Group, together with the right to file, in Participant’s name or in the name of the Company Group (or its designees), applications for patents and equivalent rights (the “Applications”). Participant will, at any time during and subsequent to the period of Participant’s time as a Service Provider with the Company Group, make such applications, sign such papers, take all rightful oaths, and perform all other acts as may be reasonably requested from time to time by the Company Group to perfect, record, enforce, protect, patent or register the rights of the Company Group in the Inventions, all without additional compensation to Participant from the Company Group. Participant will also execute assignments to the Company Group (or its designees) of the Applications, and give the Company Group and its attorneys all reasonable assistance (including the giving of testimony) to obtain the Inventions for the benefit of the Company Group, all without additional compensation to Participant, but entirely at the expense of the Company Group.
(ii)    In addition, the Inventions will be deemed work for hire, as such term is defined under the copyright laws of the United States, on behalf of the Company Group and Participant agrees that the Company Group will be the sole owner of the Inventions, and all underlying rights therein, in all media now known or hereinafter devised, throughout the universe and in perpetuity without any further obligations to Participant. If the Inventions, or any portion thereof, are deemed not to be work for hire, or the rights in such Inventions do not otherwise automatically vest in the Company Group, Participant hereby irrevocably conveys, transfers and assigns to the Company Group all rights, in all media now known or hereinafter devised, throughout the universe and in perpetuity, in and to the Inventions, including, without limitation, all of Participant’s right, title and interest in the copyrights (and all renewals, revivals and extensions thereof) to the Inventions, including, without limitation, all rights of any kind or any nature now or hereafter recognized, including, without limitation, the unrestricted right to make modifications, adaptations and revisions to the Inventions, to exploit and allow others to exploit the Inventions and all rights to sue at law or in equity for any infringement, or other unauthorized use or conduct in derogation of the Inventions, known or unknown, prior to the date hereof, including, without limitation, the right to receive all proceeds and damages therefrom. In addition, Participant hereby waives any so-called “moral rights” with respect to the Inventions. To the extent that Participant has any rights in the Inventions that cannot be assigned in the manner described herein, Participant agrees to unconditionally waive the enforcement of such rights. Participant hereby waives any and all currently existing and future monetary rights in and to the Inventions and all patents and other registrations for intellectual property that may issue thereon, including, without limitation, any rights that would otherwise accrue to Participant’s benefit by virtue of Participant being a Service Provider to the Company Group.
(e)    Non-Disparagement. Participant agrees not to disparage the Company Group or its officers, directors, employees, shareholders, members, agents or products, other than in the good faith performance of Participant’s duties to the Company Group, while Participant is employed by the Company Group and at all times thereafter. The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings).
(f)    Permitted Reporting and Disclosure. Notwithstanding any language in this Option Agreement to the contrary, nothing in this Option Agreement prohibits or impedes Participant from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General, otherwise communicating, cooperating, or filing a complaint with or making other disclosures or complaints to any such agency or entity that are protected under the whistleblower provisions of federal law or regulation; provided, that, in each case such communications and disclosures are consistent with Applicable Law. Participant does not need the prior authorization of the Company to make any such reports or disclosures and Participant is not required to notify the Company that Participant has made such reports or disclosures. Notwithstanding the foregoing, under no circumstance is Participant authorized to disclose any information covered by the Company’s attorney-client privilege or attorney work product or the Company’s trade secrets without prior written consent of the Board. An individual shall not be held criminally or civilly liable under any U.S. federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a U.S. federal, state, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order.

(g)    Reasonableness of Covenants. In signing this Option Agreement, Participant gives the Company Group assurance that Participant has carefully read and considered all of the terms and conditions of this Option Agreement, including the restraints imposed under this Section 19. Participant agrees that these restraints are necessary for the reasonable and proper protection of the Company Group and its Confidential Information and that each and every one of the restraints is reasonable in respect of subject matter, length of time and geographic area, and that these restraints, individually or in the aggregate, will not prevent Participant from obtaining other suitable employment during the period in which Participant is bound by the restraints. Participant acknowledges that each of these covenants has a unique, very substantial and immeasurable value to the Company Group and that Participant has sufficient assets and skills to provide a livelihood while such covenants remain in force. Participant further covenants that Participant will not challenge the reasonableness or enforceability of any of the covenants set forth in this Section 19, and that Participant will reimburse the Company Group for all costs (including reasonable attorneys’ fees) incurred in connection with any action to enforce any of the provisions of this Section 19 if the Company Group prevails on any material issue involved in such dispute or if Participant challenges the reasonableness or enforceability of any of the provisions of this Section 19. It is also agreed that any member of the Company Group will have the right to enforce all of Participant’s obligations to that Affiliate under this Option Agreement, including without limitation pursuant to this Section 19.
(h)    Reformation. If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 19 is excessive in duration or scope or is unreasonable or unenforceable under Applicable Laws, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.
(i)    Tolling. In the event of any violation of the provisions of this Section 19, Participant acknowledges and agrees that the post-Termination restrictions contained in this Section 19 shall be extended by a period of time equal to the period of such violation, it being the intention of the parties hereto that the running of the applicable post-Termination restriction period shall be tolled during any period of such violation.
(j)    Survival. The obligations contained in this Section 19 hereof shall survive the cessation of Participant’s time as a Service Provider with the Company Group and the date on which Participant no longer holds, directly or indirectly, any equity in the Company for the periods set forth in the other portions of this Section 19, and shall be fully enforceable thereafter in accordance with the terms hereof.
(k)    Remedies. Participant acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of this Section 19 would be inadequate and, in recognition of this fact, Participant agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond or other security, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without the necessity of showing actual monetary damages.
20.    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AS WELL AS ACHIEVING CERTAIN PERFORMANCE METRICS AND NOT

THROUGH THE ACT OF BEING HIRED, BEING GRANTED THESE OPTIONS OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
By Participant’s signature below:
●    Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Options subject to all of the terms and provisions thereof.
●    Participant has reviewed the Plan and the Options in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Options and fully understands all provisions of the Options.
●    Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Options.
●    Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ENTRATA, INC.

By

/s/ Adam Edmunds

###PARTICIPANT_NAME###	Adam Edmunds, CEO

###HOME_ADDRESS###

###ACCEPTANCE_DATE###

ENTRATA, INC.
2021 EQUITY INCENTIVE PLAN
PERFORMANCE STOCK OPTION AGREEMENT
COUNTRY ADDENDUM
TERMS AND CONDITIONS
This Country Addendum includes additional terms and conditions that govern the Options granted to Participant under the Plan if Participant works in one of the countries listed below. If Participant is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or if Participant relocates to another country after receiving the Options, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to Participant.
Certain capitalized terms used but not defined in this Country Addendum shall have the meanings set forth in the Plan, and/or the Option Agreement to which this Country Addendum is attached.
NOTIFICATIONS
This Country Addendum also includes notifications relating to exchange control and other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the countries listed in this Country Addendum as of June 2024. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when Participant vests in the Options, exercise the Options, or sells Shares acquired under the Plan.
In addition, the notifications are general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.
Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working (or is considered as such for local law purposes) or if Participant moves to another country after the Options are granted, the information contained herein may not be applicable to Participant.
Participant acknowledges that he or she has been advised to seek appropriate professional advice as to how the relevant exchange control and tax laws in Participant’s country may apply to his or her individual situation.

GLOBAL PROVISIONS APPLICABLE TO NON-US PARTICIPANTS
Terms and Conditions
1.    Foreign Exchange Considerations. Participant understands and agrees that neither the Company, its Parent or Subsidiary nor third-party employer of record (the “EOR”), which includes a professional employer organization, shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Options, or of any amounts due to Participant under the Plan or as a result of exercising the Options and/or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any, and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Further, Participant acknowledges and agrees that he or she may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Options and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
2.    Tax Withholding Considerations. The following provision supplements Section 10 of the Option Agreement:
Participant acknowledges that, regardless of any action taken by the Company, its Parent or Subsidiary, and/or the EOR the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant or deemed by the Company in its discretion to transfer tax amounts, otherwise applicable to the Company, its Parent or Subsidiary, and/or the EOR, as permitted by Applicable Laws to Participant even if legally applicable to the Company (“Tax-Related Items”) will be Participant’s sole responsibility and may exceed the amount actually withheld by the Company. Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make arrangements satisfactory to the Company, its Parent or Subsidiary, and/or the EOR that directly engages Participant to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company or its agent to satisfy their withholding obligations with regard to all Tax-Related Items, if any, by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to Participant by the Company, its Parent or Subsidiary, and/or the EOR; (ii) causing Participant to tender a cash payment in U.S. dollars; (iii) entering on Participant’s behalf (pursuant to this authorization without further consent) into a “same day sale” commitment whereby Participant irrevocably elects to sell a portion of the Shares to be delivered under the Options to satisfy the Tax-Related Items; or (iv) withholding Shares from the Shares issued or otherwise issuable to Participant in connection with the Options with a Fair Market Value (measured as of the date Shares are issued to Participant or, if and as determined by the Company, the date on which the Tax-Related Items are required to be calculated) equal to the amount of such Tax-Related Items. Participant agrees to pay to the Company, its Parent or Subsidiary, and/or the EOR (or former service recipient, as applicable) any amount of Tax-Related Items that the Company, its Parent or Subsidiary, and/or the EOR may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by any of the means previously described.
Depending on the withholding method employed, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant will be deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.
Furthermore, Participant acknowledges that the Company, its Parent and Subsidiary, and the EOR (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Options or other benefits under the Plan and (b) do not commit to and are under no obligation to structure the terms of the Options, other benefits or any aspect of Participant’s participation in the Plan to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Finally, if Participant becomes subject to tax in more than one jurisdiction, or changes his or her jurisdiction of primary residence or service between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company, its Parent or Subsidiary, and the EOR (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
3.    Nature of Grant. In accepting the Options, Participant acknowledges, understands, and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, to the extent provided for in the Plan;
(b)    the grant of the Options is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of the Options, even if options have been granted in the past;
(c)    all decisions with respect to future option awards or other grants, if any, will be at the sole discretion of the Company;
(d)    Participant is voluntarily participating in the Plan;
(e)    the Options and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
(f)    the Options and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement, or welfare benefits or similar payments;
(g)    the future value of the Shares underlying the Options is unknown, indeterminable, and cannot be predicted;
(h)    if Participant exercises the Options and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
(i)    for purposes of the Options, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company, its Parent or Subsidiary, and/or the EOR (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in the Option Agreement (including by reference in the Notice of Stock Option Grant to other arrangements or contracts) or determined by the Company, (i) Participant’s right to vest in the Options under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time), and (ii) the period (if any) during which Participant may vest in the Options after such termination of Participant’s engagement as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s engagement agreement, if any; the Company will have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Options (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(j)    unless otherwise provided in the Plan or by the Company in its discretion, the Options and the benefits evidenced by the Option Agreement do not create any entitlement to have the Options or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out, or substituted for, in connection with any corporate transaction affecting the Shares; and
(k)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Options resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Options to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent, Subsidiary, and the EOR, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent, Subsidiary, and the EOR from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
4.    Data Privacy. Participant understands that the Company may collect, where permissible under Applicable Laws certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of the Options granted under the Plan or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. Participant understands that Company may transfer Participant’s Data to the United States, which may have different, including less stringent, data protection laws than the laws in Participant’s country. Participant understands that the Company will transfer Participant’s Data to its designated broker, Solium Capital ULC and its affiliates (“Shareworks”), a wholly owned subsidiary of Morgan Stanley, or such other stock plan Service Provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that a recipient’s country of operation (e.g., the United States) may have different, including less stringent, data privacy laws that Participant’s jurisdiction does not consider to be equivalent to the protections in Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting stockplanadmin@entrata.com. Participant authorizes the Company, the Company’s designated broker and any other possible recipients which may assist the Company with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting stockplanadmin@entrata.com. Further, Participant understands that he or she is providing the consent herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or career with the Company will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant awards under the Plan or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact stockplanadmin@entrata.com.
Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described herein and any other Plan materials by and among, as applicable, the Company, its Parent or Subsidiary, and/or the EOR for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that his or her consent will be sought and obtained for any processing or transfer of Participant’s data for any purpose other than as described in the Option Agreement and any other Plan materials.
5.    Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Participant before possessing the inside information. Furthermore, Participant may be prohibited from (i) disclosing inside information to any third party, including fellow Service Providers (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to his or her personal advisor on this matter.
6.    Recommendation Regarding External Advice. Participant understands and agrees that neither the Company, any Parent, Subsidiary, or EOR is providing any tax, legal or financial advice, nor is the Company, any Parent, Subsidiary, or EOR making any recommendations or assessments regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares, or any subsequent disposal or retention of such Shares. Participant understands that he or she is hereby advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.
7.    English Language. If Participant has received the Option Agreement or any other document related to the Plan translated into a language other than English, Participant understands that such translated documents were provided for convenience only, and that if the meaning of the translated version is different than the English version, the English version will control, subject to the Applicable Laws. Furthermore, Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of the Option Agreement and confirms having read and understood the documents relating to the Plan, including the Option Agreement and all its terms and conditions, all of which have been provided to Participant exclusively in the English language (unless otherwise specified in the country-specific provisions set forth below that are applicable to Participant). Participant accepts the Plan, the Option Agreement and their applicable terms and conditions and does not require their translation into any language other than English.

GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN THE COUNTRIES INCLUDED BELOW
BRAZIL
Notifications
Exchange Controls. Any remittance of funds abroad (i.e., upon Option exercise) should be made through a local bank duly authorized to deal in foreign exchange in Brazil. In addition, when transferring amounts resulting from the sale of Shares to Brazil, such funds must be transferred by wire and declared as such through the foreign exchange closing operations of Participant’s preferred financial institution in Brazil. The amounts received from abroad also must, subsequently, be declared by Participant for tax purposes.
Foreign Asset Reporting. By participating in the Plan, Participant understands that he or she is generally required to make an annual report of Shares held outside Brazil to the tax authorities and the Central Bank if such holdings exceed a specified limit (currently, US$1 million).
CANADA
Terms and Conditions
No Promissory Note or Surrender of Stock. Notwithstanding the provisions of Section 3 of the Option Agreement and Section 2 of this Country Addendum, the Exercise Price may not be paid by way of a promissory note or surrendering other shares of Common Stock.
Award Payable Only in Shares. The grant of the Options does not give Participant any right to receive a cash payment, and the Options are payable in Shares only.
Termination of Active Status. Notwithstanding anything to the contrary provided in the Option Agreement, Participant’s active service status shall be considered terminated (regardless of the reason for such termination and whether or not the termination is later found to be invalid, unlawful or in breach of employment laws in the jurisdiction where Participant is employed or providing services or the terms of Participant’s employment or service agreement, if any) as of the date that is the earliest of (a) the date Participant receives notice of termination of his or her service; (b) the date Participant terminates service; or (c) the date Participant is no longer actively providing services to the Company or the service recipient, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); in the event that Participant’s termination date cannot be reasonably determined under the terms of the Option Agreement and/or the Plan, the Administrator shall have the exclusive discretion to determine when Participant’s continuous service status shall be considered terminated for purposes of the Option (including when Participant may still be considered to be providing services while on a leave of absence). If, notwithstanding the foregoing, applicable employment legislation explicitly requires continued vesting during a statutory notice period, Participant’s right to vest in the Option will terminate effective as of the last date of the minimum statutory notice period, but Participant will not earn or be entitled to prorated vesting if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for lost vesting.

French Language Provisions. The following provisions will apply if Participant is a resident of Quebec:
The parties acknowledge that it is their express wish that the Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.
Tax Reporting Obligation. Foreign property (including the Options granted under the Plan and the underlying Shares) held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total value of such foreign property exceeds C$100,000 at any time during the year. The form must be filed by April 30 of the following year.
COSTA RICA
No country-specific provisions.
INDIA
Notifications
Foreign Assets Reporting Information. Participant must declare foreign bank accounts and any foreign financial assets (including Shares subject to the Options held outside India) in Participant’s annual tax return. It is Participant’s responsibility to comply with this reporting obligation and Participant should consult with his or her personal tax advisor in this regard.
Exchange Controls. Participant must repatriate any proceeds from the sale of Shares acquired under the Plan or the receipt of any dividends to India within 180 days of receipt (assuming Participant holds less than 10% of the Company’s share capital) and convert such amounts to local currency. Participant must obtain a foreign inward remittance certificate (“FIRC”) from the bank where he or she deposits the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or Participant’s employer requests proof of repatriation.
Tax Considerations. If an outbound remittance is made by or on behalf of Participant for the purchase of Shares upon exercise, the Indian bank processing the outbound remittance may withhold Tax Collected at Source (“TCS”) under the Liberalised Remittance Scheme (“LRS”) at the applicable rate (currently, 20%). The bank is expected to withhold this tax from the amount remitted unless another arrangement is made for the collection of this tax, and such tax withholding is expected to decrease the amount available to purchase foreign shares.
Any TCS collected may be credited against Participant’s income tax liability payable on the Option, as reflected in the final accounting for taxes in Participant’s annual income tax return.

ISRAEL
Terms and Conditions
Nature of the Award. Participant agrees and understands that: (i) the Option will neither be issued to or deposited with a trustee nor approved by the Israel Tax Authority pursuant to 102 Trustee Awards under Section 102 of the Ordinance; and (ii) Participant expressly consents and agrees to indemnify the Company or Parent or Subsidiary of the Company and hold them harmless from any and all liability attributable to taxes, interest, or penalties thereon, including without limitation, liabilities relating to the necessity to withhold any taxes.
MEXICO
No country-specific provisions.
NETHERLANDS
Notifications
Dutch Prohibition Against Insider Trading. By accepting the Options, Participant understands that it is Participant’s responsibility to be aware of the Dutch insider trading rules. In particular, Participant understands that the Dutch securities laws that prohibit insider trading are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information Participant is advised to review the insider rules provided at the following website of the Authority for the Financial Markets (AFM); https://www.afm.nl/nl-nl/consumenten. If Participant is uncertain whether the insider rules apply to Participant, Participant acknowledges that the Company recommends that Participant consult with a legal advisor. Participant understands and agrees that neither the Company nor Participant’s employer can be held liable if Participant violates the Dutch insider trading rules. Participant understands and agrees that Participant is responsible for ensuring his or her own compliance with these rules.
SPAIN
Notifications
Exchange Controls. Participant must declare the acquisition of Shares to the Spanish Dirección General de Comercio Inernacional e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed in January for Shares acquired or disposed of during the prior year and/or for Shares owned as of December 31 of the prior year; however, if the value of the Shares acquired under the Plan or the amount of the sale proceeds exceeds a certain threshold (or if Participant holds 10% or more of the equity of the Company), the declaration must be filed within one month of the acquisition or disposition, as applicable.
Foreign Asset / Account Reporting Information. Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments and any transactions with non-Spanish residents (including any payments of cash made to Participant by the Company or United States brokerage account) if the balances in such accounts, together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceed EUR 1 million.
Further, to the extent that Participant holds Shares and/or has bank accounts outside Spain with a value in excess of EUR 50,000 (for each type of asset) as of December 31, Participant will be required to report information on such assets on his or her tax return (Form Modelo 720) for such year by March 31 of the following year. After such Shares and/or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously reported shares or accounts increases by more than EUR 20,000 or if Participant sells or otherwise disposes of previously reported assets.

ANNEX A
JOINDER AGREEMENT
The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Stockholders Agreement, dated as of May 3, 2022 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Stockholders Agreement”) by and among Entrata, Inc., SLP Emblem Aggregator, L.P., SLP Emblem Aggregator II, L.P., TPP Capital Advisors, Ltd., HGGC Prop Holdings, LP, Entryway DF Holdings, LP and any other Persons who become a party thereto in accordance with the terms thereof. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Stockholders Agreement.
By executing and delivering this Joinder Agreement to the Stockholders Agreement, the undersigned hereby adopts and approves the Stockholders Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming the recipient or transferee of Securities, to become a party as a Stockholder to, and if applicable, as an Employee Stockholder to, and to be bound by and comply with the provisions of, the Stockholders Agreement applicable to a Stockholder, and, if applicable, an Employee Stockholder, in the same manner as if the undersigned were an original signatory to the Stockholders Agreement.
The undersigned acknowledges and agrees that Section 8.4 through Section 8.6 of the Stockholders Agreement are incorporated herein by reference, mutatis mutandis.
[Remainder of page intentionally left blank]

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of ###ACCEPTANCE_DATE###.

###PARTICIPANT NAME###
Signature

###PARTICIPANT NAME###
Print Name

EXHIBIT A
2021 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Entrata, Inc.
4205 Chapel Ridge Road
Lehi, UT, 84043
Attention: Chief Financial Officer
1.    Exercise of the Options. Effective as of today, ________________, ____, the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Options”) to purchase ________________ shares of the Common Stock (the “Shares”) of Entrata, Inc. (the “Company”) under and pursuant to the 2021 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated ______________, _____ (the “Option Agreement”).
2.    Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Options.
3.    Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
4.    Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock of the Company subject to an Award (as defined in the Plan), notwithstanding the exercise of the Options. The Shares shall be issued to Participant as soon as practicable after the Options are exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.
5.    Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).
(a)    Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).
(b)    Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.
(c)    Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.
(d)    Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(e)    Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(f)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.
(g)    Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change of Control (as defined in the Plan) in which the successor corporation has equity securities that are publicly traded.
6.    Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.
7.    Restrictive Legends and Stop-Transfer Orders.
(a)    Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s)

evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.
(b)    Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
8.    Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
9.    Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.    Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Utah; provided that the tax treatment and the tax rules and regulations applying hereto under Israel law shall be the Ordinance. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.
11.    Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	ENTRATA, INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ENTRATA, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:
In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:
(a)    Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
(b)    Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of 1 year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.
(c)    Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Options to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any 3 month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.
In the event that the Company does not qualify under Rule 701 at the time of grant of the Options, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.
(d)    Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

ENTRATA, INC.
2021 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
Unless otherwise defined herein, the terms defined in the 2021 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).
I.    NOTICE OF STOCK OPTION GRANT

Participant:	###PARTICIPANT_NAME###

Address:	###HOME_ADDRESS###
The above-named Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:		###GRANT_DATE###

Vesting Commencement Date:		###ALTERNATIVE_VEST_BASE_DATE###

Exercise Price per Share:		###GRANT_PRICE###

Total Number of Shares Granted:		###TOTAL_AWARDS###

Total Exercise Price:		###TOTAL_EXERCISE_PRICE###

Type of Option:		Incentive Stock Option

	X	Nonstatutory Stock Option

Expiration Date:		Tenth Anniversary of the Date of Grant
1.    Vesting Schedule.
1/16th of the Options will vest and become exercisable quarterly following the Vesting Commencement Date (with quarterly vesting occurring every three months following the Vesting Commencement Date on the first day of the applicable month), subject to the Participant continuing to be a Service Provider (as defined in the Plan) through each applicable vesting date.
100% of the Options will vest upon the closing of a Change in Control if the Options are not assumed by the surviving or acquiring entity in such Change in Control or if the Participant’s services are terminated by the surviving or acquiring entity other than for Good Cause, as defined below, within twelve months following such Change in Control.

“Good Cause” means:
(i) the commission of an intentional tort, conduct or act by the Participant (excluding any tort relating to a motor vehicle) which causes substantial loss, damage or injury to the property or reputation of the Company or its subsidiaries as reasonably determined by the Board;
(ii) the commission of any crime, misconduct, or the intentional, material act of fraud or dishonesty against the Company;
(iii) the commission of a felony or any crime involving moral turpitude that results in other than immaterial harm to the Company’s business or to the reputation of the Company or the Participant as reasonably determined by the Board;
(iv) the neglect or willful breach of the Participant’s reasonable duties (for a reason other than illness or incapacity) which is not cured within ten (10) days after written notice thereof by the Board to the Participant;
(v) the Participant’s illegal possession of a controlled substance or abuse of alcohol or other illegal drugs that interferes with the performance of the Participant’s duties to the Company, poses a risk of danger to the Participant or others, or which compromises the integrity and reputation of the Participant, the Company or its affiliates as reasonably determined by the Board;
(vi) the disregard or violation of written, material policies of the Company or its subsidiaries, or reasonable express directives to the Participant, which causes other than immaterial loss, damage or injury to the property or reputation of the Company or its subsidiaries which is not, or cannot be, cured within ten (10) days after written notice thereof by the Board to the Participant; or
(vii) any material breach of the Stock Option Agreement or any other written agreement or restrictive covenant with the Company, or any material breach of the Participant’s ongoing obligations, including but not limited to not disclosing confidential information and the obligation not to assign intellectual property developed during employment which, if capable of being cured, is not cured within ten (10) days after written notice thereof by the Board to the Participant.
2.    Termination Period:
The Options shall be exercisable for 90 days after Participant ceases to be a Service Provider; provided, that if Participant’s Termination (as defined below) for Cause (as defined below) or a Restrictive Covenant Violation (as defined below) occurs all vested and unvested Options shall be immediately forfeited by Participant for no consideration. Notwithstanding the foregoing sentence, in no event may the Options be exercised after the Expiration Date as provided above and the Options may be subject to earlier termination as provided in Section 13 of the Plan.
II.    AGREEMENT
1.    Grant of Options. The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Option Agreement (“Participant”), the number of options (the “Options”) to purchase Shares that is set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.
If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), the Options are intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), the Options shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason any Options shall not qualify as an ISO, then, to the extent of such nonqualification, such Options shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of any Options to qualify for any reason as an ISO.
2.    Exercise of Options.
(a)    Right to Exercise. The Options shall be exercisable during their term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.
(b)    Method of Exercise. The Options shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Options, the number of Shares with respect to which the Options are being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. The Options shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.
No Shares shall be issued pursuant to the exercise of the Options unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Options are exercised with respect to such Shares.
3.    Call Rights.
(a)    Participant agrees that, unless otherwise agreed in writing with the Company, prior to an IPO, the Company (or, if the Company does not elect to exercise the call right, the Sponsor Group or one of its designated Affiliates) will have the right, but not the obligation, to purchase (the “Call Right”) all vested Shares (including any vested Shares issued following a Termination pursuant to the exercise of Options or otherwise) and vested Options held by Participant (the “Callable Equity”) following the occurrence of (x) a Termination or (y) a Restrictive Covenant Violation (any such event, a “Call Event”), as provided in this Section 3. Upon a Call Event, the Company (or, if applicable, the Sponsor Group or one of its designated Affiliates) may exercise the Call Right with respect to all or any portion of the Callable Equity by one or more written notices (each, a “Call Right Notice”) delivered to Participant at any time during the period commencing on the date of Termination or the date on which the Administrator acquires actual knowledge of the occurrence of the Restrictive Covenant Violation, as applicable, and ending on the one year anniversary of the later of (A) the date of Termination or the date on which the Administrator acquires actual knowledge of the occurrence of the Restrictive Covenant Violation, as applicable or (B) for each vested Share acquired upon the exercise of the Option or similar purchase right, the date on which such vested Share was acquired (such period, the “Call Right Period” and the date such notice is given, the “Call Exercise Date”). Upon the giving of a Call Right Notice, the Company (or, if applicable, the Sponsor Group or one of its designated Affiliates) will be obligated to purchase and Participant will be obligated to sell all (or any lesser portion indicated in the Call Right Notice) of the Callable Equity for the consideration calculated as set forth in this Section 3 below.
(i)    In the case of a (x) Termination by the Company or an Affiliate for Cause, (y) Termination due to the resignation of Participant when grounds exist for Termination by the Company or an Affiliate for Cause, or (z) a Restrictive Covenant Violation: the vested Options shall automatically be terminated in accordance with this Option Agreement without the payment of any consideration therefor and, with respect to any vested Shares, the consideration will be equal to the lesser of (1) the Cost of such vested Shares and (2) the Fair Market Value (as defined in the Stockholders Agreement) of such vested Shares on the Call Exercise Date; and
(ii)    In the case of a Termination for any other reason, the consideration (x) with respect to any vested Shares will be equal to the Fair Market Value (as determined in good faith by the Board) of such vested Shares on the Call Exercise Date, and (y) with respect to any vested Options will be equal to the product of (1) the excess, if any, of the Fair Market Value of a vested Share subject to such vested Options on the Call Exercise Date, over the Exercise Price per Share, and (2) the number of vested Shares subject to such vested Options, which vested Options shall be terminated in exchange for the payment of such consideration; provided, that if the Exercise Price per Share is equal to or greater than the Fair Market Value of a Share on the Call Exercise Date, such vested Options shall automatically be terminated without any payment of consideration in respect thereof.
(b)    The closing for all purchases and sales of Callable Equity pursuant to this Section 3 will be at the principal executive offices of the Company within 60 days after the Call Exercise Date, on such date as determined by the Company, and set forth in a written notice to Participant (the date on which such closing occurs, the “Call Repurchase Date”). The purchase price for the Callable Equity will be paid to Participant in cash, by cashier’s check or by wire transfer of funds; provided, that if the payment of such cash purchase price or the distribution or dividend to the Company by its Subsidiaries of the cash needed to make such payment (x) would be in violation of or prohibited by applicable law or securities regulations (including as to solvency of the Company) or (y) would constitute or result in a default or an event of default under any financing agreement of the Company or any of its Subsidiaries (each such occurrence being a “Default Event”), the Company shall, in lieu of a cash payment, be permitted to issue a promissory note (a “Promissory Note”) equal to the aggregate purchase price, with such Promissory Note (1) (A) having an interest rate equal to “prime rate” (as published in The Wall Street Journal) as in effect on the date the Promissory Note is entered into, which interest will be payable in equal yearly installments during the term of the Promissory Note and, at the option of the Company, in cash or in kind and (B) being mandatorily payable within 180 days (or such shorter period at the sole discretion of the Company) after the date the payment would not (a) violate or be prohibited by applicable law or securities regulations and (b) constitute a Default Event, (2) having a term not to exceed four years from the date the Promissory Note was entered into or (3) having such other terms as may be required by any financing agreement of the Company or any of its Subsidiaries; provided, further, that, in the event of any Default Event, in lieu of closing the purchase and sale of the applicable Callable Equity, the Company, in its sole discretion, may rescind the exercise of such Call Right, in which case, the period upon which the Call Right may be exercised by the Company shall be tolled until 30 days following the date on which there ceases to be any Default Event, and the Company may exercise the Call Right at any time during such 30 day period pursuant to this Section 3. Participant will cause the Callable Equity to be delivered to the Company at the closing free and clear of all liens of any kind, other than those which continue to apply pursuant to the terms of this Option Agreement. Participant will take all such actions and deliver all such documents and instruments as the Company requests to vest in the Company, title to the Callable Equity free of any lien incurred by or through Participant.
(c)    Participant hereby makes the following representations and warranties for the benefit of the purchaser of its Callable Equity as of the Call Repurchase Date, which (A) shall survive the consummation of the purchase of the Callable Equity and the termination of this Option Agreement and (B) may also be set forth in the purchase agreement giving effect to the purchase of the Callable Equity in the form requested by the Company:
(i)    Participant (A) is the legal, record and beneficial owner of, and has good and valid title to, the Callable Equity and (B) has full power and authority to sell, assign and transfer the Callable Equity;
(ii)    The purchaser of the Callable Equity will acquire good, marketable and unencumbered title to such Callable Equity, free and clear of any liens, and the same will not be subject to any adverse claim or right; and
(iii)    Each representation and warranty of Participant set forth in this Option Agreement mutatis mutandis with respect to the purchase of the Callable Equity and the purchase agreement giving effect to the purchase of the Callable Equity in the form requested by the Company.
(d)    Notwithstanding anything in this Section 3 to the contrary, in the event that it has been determined necessary by the Company’s accountants in order to avoid adverse accounting consequences with respect to the Call Right for vested Options, Participant may be required by the Company, upon prior written approval of the Board, to exercise, on one occasion, all of the vested Options then held by Participant using a net exercise method whereby the number of Shares that would otherwise be received upon the exercise of such Options shall be reduced by that number of Shares having an aggregate fair market value (as determined in good faith by the Administrator) equal to the sum of (i) the aggregate exercise price for such Options plus (ii) the aggregate amount of the applicable withholding taxes which the Company is required to withhold in respect of the income recognized as a consequence of the exercise of such Options, and the remaining Shares received upon such exercise shall be subject to purchase by the Company upon delivery of a Call Right Notice during the 30 day period following the date on which such Shares have been held by Participant for at least 6 months, and otherwise in accordance with this Section 3.
(e)    The rights of the Company to deliver a Call Right Notice, as the case may be, as contemplated in this Section 3 shall terminate upon the consummation of an IPO; provided, that it is understood and agreed that any Callable Equity that is subject to a Call Right Notice that has been delivered prior to the consummation of an IPO shall continue to be subject to the terms and provisions of this Section 3.
(f)    In addition to the provisions set forth in this Section 3, the Company shall have the right to purchase, from time to time, all or a portion of the Securities owned by Participant or any of Participant’s Permitted Transferees to the extent set forth in this Option Agreement, or other agreement pursuant to which such Securities were granted or issued, in each case upon the terms and subject to the conditions set forth in such agreement.

(g)    For purposes of this Option Agreement:
(i)    “Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. The term “control” means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms “controlled” and “controlling” have meanings correlative to the foregoing.
(ii)    “Cause” means with respect to Participant, the meaning ascribed to such term in any employment, consulting or similar agreement then in effect between Participant and the Company or, if there is no such agreement or such term is not defined therein, shall mean: (a) Participant’s failure or refusal to substantially perform Participant’s material duties (other than as a result of total or partial incapacity due to physical or mental illness), (b) dishonesty in the performance of Participant’s duties that adversely affects the operations, financial performance, business reputation or business relationships of the Company or any of its Subsidiaries, (c) the commission of or plea of guilty or nolo contendere by Participant with respect to (x) a felony or (y) any crime involving moral turpitude, (d) Participant malfeasance or willful misconduct in connection with the Participant’s duties or any act or negligent omission that is injurious to the operations, financial condition, business reputation or business relationships of the Company or any of its Subsidiaries, (e) a Restrictive Covenant Violation by Participant or (f) the Participant’s breach of any written Company policy that is injurious to the operations, financial condition, business reputation or business relationships of the Company or any of its Subsidiaries.
(iii)    “Cost” means the purchase price paid to the Company with respect to any Shares by Participant to whom such Shares were originally issued, as equitably adjusted to account for any unit/stock dividends, splits, reverse splits, combinations or recapitalizations and less the cumulative amount of any dividends or distributions paid or declared on such Shares, with the methodology for making such equitable adjustment determined in the sole discretion of the Administrator; provided, that “Cost” may not be less than zero. For the avoidance of doubt, the initial Cost of any Shares acquired by exercise of the Options (prior to adjustment, if any), shall be the exercise price per Share of such Options.
(iv)    “Immediate Family Members” means, with respect to any natural person (i) such natural person’s spouse, children (whether natural or adopted as minors), grandchildren or more remote descendants and (ii) the lineal descendants of each of the persons described in the immediately preceding clause (i).
(v)    “IPO” means the consummation of (i) a Public Listing (as defined in Part II, Section 5 below), (ii) a SPAC Transaction (as defined in Part II, Section 5 below), or (iii) the initial voluntary listing or placement of Shares, that are registered under the Securities Act, on the New York Stock Exchange, the Nasdaq Stock Market or any other established securities exchange or successor to the foregoing.
(vi)    “Permitted Transferee” means (i) in the case of any Participant, any family trusts and other estate-planning vehicles controlled solely by the Participant and, and with respect to which the sole beneficiaries are the Participant’s Immediate Family Members; provided, that any such transferee enters into a Joinder Agreement in the form attached hereto as Annex A; (ii) in the case of any stockholder that is a natural Person, any family trusts and other estate-planning vehicles controlled solely by such stockholder and, and with respect to which the sole beneficiaries are such stockholder and his or her Immediate Family Members; provided, that any such transferee enters into a Joinder Agreement in the form attached hereto as Annex A; and (iii) in the case of any stockholder other than a stockholder referenced in the foregoing clauses (i) and (ii), any Affiliate of such stockholder, provided, that any such transferee enters into a Joinder Agreement in the form attached hereto as Annex A.
(vii)    “Restrictive Covenant Violation” means a breach by Participant with respect to any restrictive covenants, including any covenant relating to confidentiality, non-competition, non-solicitation, non-interference and non-disparagement that Participant is subject to by reason of any agreement with the Company Group (as defined in Part II, Section 18 below).
(viii)    “Sponsor Group” means SLP Emblem Aggregator, L.P., a Delaware limited partnership, SLP Emblem Aggregator II, L.P., a Delaware limited partnership and any Permitted Transferee (as defined in the Stockholders Agreement) of the foregoing.
(ix)    “Stockholders Agreement” means the Stockholders Agreement by and among the Company and certain other parties, to be dated in or around April 2022 (as amended from time to time).
(x)    “Termination” means the termination of Participant as a Service Provider with the Company or an Affiliate for any reason (including, without limitation, due to Participant’s resignation) or, if determined by the Administrator, any instance in which Participant ceases to be a Service Provider of the Company Group.
4.    Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time the Options are exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Options, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
5.    Lock-Up Period. It is possible that the Company will become a publicly-traded company and that could happen a number of different ways. This Section 5 sets out some restrictions that will apply in that circumstance unless those restrictions are waived by an authorized entity. The Company could become a publicly traded company (x) through a registration statement filed by the Company under the Securities Act registering any of its equity securities for sale to the public (a “Public Listing”) or (y) as a result of the closing of the Company’s completion of a merger or consolidation with a special purpose acquisition company or its subsidiary (such entity, a “SPAC”) in which securities of the surviving or parent entity are listed on an established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market (such a transaction, a “SPAC Transaction”).
(a)    Participant agrees that Participant will not (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares (or other securities of the Company or SPAC) or any securities convertible into or exercisable or exchangeable, directly or indirectly for Shares (or other securities of the Company or SPAC) or (y) enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or other securities of the Company or SPAC) held by Participant (other than those included in the registration) for the period specified in Sections 5(b) and 5(c)

(the “Market Standoff Period”). The provisions of this Section 5(a) do not apply to the sale of any Shares to an underwriter pursuant to an underwriting agreement for an underwritten public offering.
(b)    The Market Standoff Period will begin on (x) the effectiveness of the registration statement filed by the Company for a Public Listing or (y) the closing of a SPAC Transaction.
(c)    The Market Standoff Period for a Public Listing will end on the date specified by the Company or, for an underwritten public offering, the managing underwriter(s). The Market Standoff Period for a SPAC Transaction will end on the date specified by the surviving entity in the SPAC transaction. In no event, however, shall such period exceed 180 days.
(d)    Participant agrees to execute and deliver such other agreements as may be reason-ably requested by the Company or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or a representative of the underwriter, Participant shall provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any Public Listing or SPAC Transaction. The underwriters in connection with a Public Listing, and the special purpose acquisition company and its affiliates in a SPAC Transaction, are intended third-party beneficiaries of this Section 5 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto.
(e)    The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Shares (or other securities) subject to the foregoing restriction until the end of the Market Standoff Period. Participant agrees that any transferee of the Shares acquired pursuant to this Award shall be bound by this Section 5.
6.    Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:
(a)    cash;
(b)    check;
(c)    consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
(d)    surrender of other Shares which (i) shall be valued at its fair market value (as determined in good faith by the Administrator) on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.
7.    Restrictions on Exercise. The Options may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

8.    Non-Transferability of the Options.
(a)    The Options may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.
(b)    Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer the Options or, prior to exercise, the Shares subject to the Options, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to the Options, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.
9.    Term of the Options. The Options may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.
10.    Tax Obligations.
(a)    Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Options exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.
(b)    Notice of Disqualifying Disposition of ISO Shares. If the Options granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date 2 years after the Date of Grant, or (ii) the date 1 year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.
(c)    Code Section 409A. Under Code Section 409A, the Options that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” The Options that are a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Options, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of the Options equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Options were granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.
11.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Options awarded under the Plan or future Options that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
12.    Governing Law; Severability. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of Utah. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement shall continue in full force and effect.
13.    Entire Agreement. The Plan is incorporated herein by reference. The Plan, the Stockholders Agreement and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.
14.    Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Options have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
15.    Modifications to the Agreement. Participant expressly warrants that Participant is not accepting this Option Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Option Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Option Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Option.
16.    Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
17.    Joinder to the Stockholders Agreement. If Participant is not already a party to the Stockholders Agreement, then Participant hereby agrees to join and become a party to, and the Company hereby agrees to accept Participant as a party to, the Stockholders Agreement. The Company and Participant each acknowledges and agrees that Participant shall be entitled to the applicable rights and benefits, and shall be subject to the applicable obligations under the Stockholders Agreement. In the event that Participant fails to timely comply with any of Participant’s obligations under either agreement as determined by the Board in its good faith discretion, Participant may be required to immediately forfeit any or all of the Options and/or Shares acquired upon exercise of the Options, outstanding at the time of such non-compliance without any consideration being paid therefor.
18.    Restrictive Covenants.
(a)    Confidentiality. During the course of Participant’s time as Service Provider to the Company and its subsidiaries (the “Company Group”), Participant will have access to Confidential Information. For purposes of this Option Agreement, “Confidential Information” means the Company Group’s confidential and/or proprietary information and/or trade secrets that have been developed or used and that cannot be obtained readily by third parties from sources outside of the Company Group, including, by way of example and without limitation, all data, information, ideas, concepts, discoveries, trade secrets, inventions (whether or not patentable or reduced to practice), innovations, improvements, know-how, developments, techniques, methods, processes, treatments, drawings, sketches, specifications, designs, patterns, models, plans and strategies, and all other confidential or proprietary information or trade secrets in any form or medium (whether merely remembered or embodied in a tangible or intangible form or medium) whether now or hereafter existing, relating to or arising from the past, current or potential business, activities and/or operations of the Company Group, including, without limitation, any such information relating to or concerning finances, sales, marketing, advertising, promotions, pricing, personnel, customers, suppliers, vendors, partners and/or competitors. Participant agrees that Participant shall not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any Person, other than in the course of Participant’s assigned duties and for the benefit of the Company Group, either during the period of Participant’s time as Service Provider or at any time thereafter, any Confidential Information or other confidential or proprietary information received from third parties subject to a duty on the Company Group’s part to maintain the confidentiality of such information, and to use such information only during the course of Participant’s assigned duties and for the benefit of the Company Group, in each case, which shall have been obtained by Participant during Participant’s time as Service Provider to the Company Group (or any predecessors). The foregoing shall not apply to information that (i) was known to Persons outside of the Company Group not subject to a duty, directly or indirectly, to the Company Group to maintain the confidentiality of such information prior to its disclosure to Participant; (ii) becomes known to Persons outside of the Company Group not subject to a duty, directly or indirectly, to the Company Group to maintain the confidentiality of such information subsequent to disclosure to Participant through no wrongful act of Participant or any representative of Participant; or (iii) Participant is required to disclose by applicable law, regulation or legal process (provided, that, subject to Section 18(f), Participant provides the Company Group with prior notice of the contemplated disclosure and reasonably cooperates with the Company Group at the Company Group’s expense in seeking a protective order or other appropriate protection of such information). The terms and conditions of this Option Agreement shall remain strictly confidential, and Participant hereby agrees not to disclose the terms and conditions hereof to any Person or entity, other than immediate family members, legal advisors or personal tax or financial advisors, or prospective future employers, as to the latter, solely for the purpose of disclosing the limitations on Participant’s conduct imposed by the provisions of this Section 18 who, in each case, agree to keep such information confidential.
(b)    Non-Competition.
(i)    In partial consideration for award of the Options, in order to forestall the disclosure or use of Confidential Information as well as to deter Participant’s intentional interference with the contractual relations of the Company Group, Participant’s intentional interference with the prospective economic advantage of the Company Group and to promote fair competition, Participant agrees that during the period commencing on the Date of Grant and, (A) for Participant’s located outside of the State of California, ending on the first (1st) anniversary of the date Participant ceases to be a Service Provider, or (B) for Participant’s located inside the State of California, ending on the date Participant ceases to be a Service Provider (such period, in each case, the “Restricted Period”), Participant shall not directly or indirectly own any interest in, manage, control, participate in (whether as an officer, director, manager, employee, partner, equityholder, member, agent, representative or otherwise), consult with, render services for, or in any other manner engage in any Competitive Business anywhere in which the Company Group is engaging in the business of the Company Group as of Participant’s Termination; provided, that nothing herein shall prohibit Participant from being, directly or indirectly, a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded so long as Participant does not have any active participation in the business of such corporation.
(ii)    For purposes of this Option Agreement, “Competitive Business” means the business conducted by the Company Group as of the date Participant ceases to be a Service Provider, as such business may be extended or expanded in accordance with a proposal to so extend or expand as to which any steps were taken prior to such date.
(c)    Non-Solicitation.
(i)    Participant agrees that during the Restricted Period, Participant shall not directly, or indirectly through another Person, for Participant’s own account or for the account of any other Person, engage in Interfering Activities.
(ii)    For purposes of this Option Agreement, “Interfering Activities” means (i) recruiting, encouraging, soliciting, or inducing, or in any manner attempting to recruit, encourage, solicit, or induce, any Person employed by, or providing consulting services to, any member of the Company Group to terminate such Person’s employment with or services to (or in the case of a consultant, materially reducing such services to) the Company Group or (ii) encouraging, soliciting, or inducing, or in any manner attempting to encourage, solicit, or induce, any Business Relation to cease doing business with or reduce the amount of business conducted with the Company Group, or in any way interfering with the relationship between any such Business Relation and the Company Group.
(iii)    For purposes of this Option Agreement, “Business Relation” means any current or prospective partner, client, customer, licensee, supplier, or other business relation of any member of the Company Group, or any such relation that was a client, customer, licensee or other business relation within the prior six (6) month period, in each case, with whom Participant transacted business or whose identity became known to Participant as a Service Provider to the Company Group.

(d)    Inventions.
(i)    Participant acknowledges and agrees that all ideas, methods, inventions, discoveries, improvements, work products, developments, software, know-how, processes, techniques, methods, works of authorship and other work product, whether patentable or unpatentable, (A) that are reduced to practice, created, invented, designed, developed, contributed to, or improved with the use of any Company Group resources and/or within the scope of Participant’s work with the Company Group and that are made or conceived by Participant, solely or jointly with others, during the period of Participant’s time as a Service Provider with the Company Group, or (B) suggested by any work that Participant performs in connection with the Company Group, either while performing Participant’s duties with the Company Group or on Participant’s own time, but only insofar as the Inventions are related to Participant’s work as an employee or other service provider to the Company Group, shall belong exclusively to the Company Group (or its designees), whether or not patent or other applications for intellectual property protection are filed thereon (the “Inventions”). Participant will keep full and complete written records (the “Records”), in the manner prescribed by the Company Group, of all Inventions, and will promptly disclose all Inventions completely and in writing to the Company Group. The Records shall be the sole and exclusive property of the Company Group, and Participant will surrender them upon the time Participant ceases to be a Service Provider with the Company Group, or upon request. Participant will assign to the Company Group the Inventions and all patents or other intellectual property rights that may issue thereon in any and all countries, whether during or subsequent to the period of Participant’s time as a Service Provider with the Company Group, together with the right to file, in Participant’s name or in the name of the Company Group (or its designees), applications for patents and equivalent rights (the “Applications”). Participant will, at any time during and subsequent to the period of Participant’s time as a Service Provider with the Company Group, make such applications, sign such papers, take all rightful oaths, and perform all other acts as may be reasonably requested from time to time by the Company Group to perfect, record, enforce, protect, patent or register the rights of the Company Group in the Inventions, all without additional compensation to Participant from the Company Group. Participant will also execute assignments to the Company Group (or its designees) of the Applications, and give the Company Group and its attorneys all reasonable assistance (including the giving of testimony) to obtain the Inventions for the benefit of the Company Group, all without additional compensation to Participant, but entirely at the expense of the Company Group.
(ii)    In addition, the Inventions will be deemed work for hire, as such term is defined under the copyright laws of the United States, on behalf of the Company Group and Participant agrees that the Company Group will be the sole owner of the Inventions, and all underlying rights therein, in all media now known or hereinafter devised, throughout the universe and in perpetuity without any further obligations to Participant. If the Inventions, or any portion thereof, are deemed not to be work for hire, or the rights in such Inventions do not otherwise automatically vest in the Company Group, Participant hereby irrevocably conveys, transfers and assigns to the Company Group all rights, in all media now known or hereinafter devised, throughout the universe and in perpetuity, in and to the Inventions, including, without limitation, all of Participant’s right, title and interest in the copyrights (and all renewals, revivals and extensions thereof) to the Inventions, including, without limitation, all rights of any kind or any nature now or hereafter recognized, including, without limitation, the unrestricted right to make modifications, adaptations and revisions to the Inventions, to exploit and allow others to exploit the Inventions and all rights to sue at law or in equity for any infringement, or other unauthorized use or conduct in derogation of the Inventions, known or unknown, prior to the date hereof, including, without limitation, the right to receive all proceeds and damages therefrom. In addition, Participant hereby waives any so-called “moral rights” with respect to the Inventions. To the extent that Participant has any rights in the Inventions that cannot be assigned in the manner described herein, Participant agrees to unconditionally waive the enforcement of such rights. Participant hereby waives any and all currently existing and future monetary rights in and to the Inventions and all patents and other registrations for intellectual property that may issue thereon, including, without limitation, any rights that would otherwise accrue to Participant’s benefit by virtue of Participant being a Service Provider to the Company Group.
(e)    Non-Disparagement. Participant agrees not to disparage the Company Group or its officers, directors, employees, shareholders, members, agents or products, other than in the good faith performance of Participant’s duties to the Company Group, while Participant is employed by the Company Group and at all times thereafter. The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings).
(f)    Permitted Reporting and Disclosure. Notwithstanding any language in this Option Agreement to the contrary, nothing in this Option Agreement prohibits or impedes Participant from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General, otherwise communicating, cooperating, or filing a complaint with or making other disclosures or complaints to any such agency or entity that are protected under the whistleblower provisions of federal law or regulation; provided, that, in each case such communications and disclosures are consistent with applicable law. Participant does not need the prior authorization of the Company to make any such reports or disclosures and Participant is not required to notify the Company that Participant has made such reports or disclosures. Notwithstanding the foregoing, under no circumstance is Participant authorized to disclose any information covered by the Company’s attorney-client privilege or attorney work product or the Company’s trade secrets without prior written consent of the Board. An individual shall not be held criminally or civilly liable under any U.S. federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a U.S. federal, state, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order.
(g)    Reasonableness of Covenants. In signing this Option Agreement, Participant gives the Company Group assurance that Participant has carefully read and considered all of the terms and conditions of this Option Agreement, including the restraints imposed under this Section 18. Participant agrees that these restraints are necessary for the reasonable and proper protection of the Company Group and its Confidential Information and that each and every one of the restraints is reasonable in respect of subject matter, length of time and geographic area, and that these restraints, individually or in the aggregate, will not prevent Participant from obtaining other suitable employment during the period in which Participant is bound by the restraints. Participant acknowledges that each of these covenants has a unique, very substantial and immeasurable value to the Company Group and that Participant has sufficient assets and skills to provide a livelihood while such covenants remain in force. Participant further covenants that Participant will not challenge the reasonableness or enforceability of any of the covenants set forth in this Section 18, and that Participant will reimburse the Company Group for all costs (including reasonable attorneys’ fees) incurred in connection with any action to enforce any of the provisions of this Section 18 if the Company Group prevails on any material issue involved in such dispute or if Participant challenges the reasonableness or enforceability of any of the provisions of this Section 18. It is also agreed that any member of the Company Group will have the right to enforce all of

Participant’s obligations to that Affiliate under this Option Agreement, including without limitation pursuant to this Section 18.
(h)    Reformation. If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 18 is excessive in duration or scope or is unreasonable or unenforceable under applicable law, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.
(i)    Tolling. In the event of any violation of the provisions of this Section 18, Participant acknowledges and agrees that the post-Termination restrictions contained in this Section 18 shall be extended by a period of time equal to the period of such violation, it being the intention of the parties hereto that the running of the applicable post-Termination restriction period shall be tolled during any period of such violation.
(j)    Survival. The obligations contained in this Section 18 hereof shall survive the cessation of Participant’s time as a Service Provider with the Company Group and the date on which Participant no longer holds, directly or indirectly, any equity in the Company for the periods set forth in the other portions of this Section 18, and shall be fully enforceable thereafter in accordance with the terms hereof.
(k)    Remedies. Participant acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of this Section 18 would be inadequate and, in recognition of this fact, Participant agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond or other security, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without the necessity of showing actual monetary damages.
19.    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THESE OPTIONS OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Participant’s signature below:
●    Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Options subject to all of the terms and provisions thereof.
●    Participant has reviewed the Plan and the Options in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Options and fully understands all provisions of the Options.
●    Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Options.
●    Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ENTRATA, INC.

By

/s/ Adam Edmunds

###PARTICIPANT_NAME###	Adam Edmunds, CEO

###HOME_ADDRESS###

###ACCEPTANCE_DATE###

ANNEX A
JOINDER AGREEMENT
The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Stockholders Agreement, dated as of May 3, 2022 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Stockholders Agreement”) by and among Entrata, Inc., SLP Emblem Aggregator, L.P., SLP Emblem Aggregator II, L.P., TPP Capital Advisors, Ltd., HGGC Prop Holdings, LP, Entryway DF Holdings, LP and any other Persons who become a party thereto in accordance with the terms thereof. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Stockholders Agreement.
By executing and delivering this Joinder Agreement to the Stockholders Agreement, the undersigned hereby adopts and approves the Stockholders Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming the recipient or transferee of Securities, to become a party as a Stockholder to, and if applicable, as an Employee Stockholder to, and to be bound by and comply with the provisions of, the Stockholders Agreement applicable to a Stockholder, and, if applicable, an Employee Stockholder, in the same manner as if the undersigned were an original signatory to the Stockholders Agreement.
The undersigned acknowledges and agrees that Section 8.4 through Section 8.6 of the Stockholders Agreement are incorporated herein by reference, mutatis mutandis.
[Remainder of page intentionally left blank]

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of ###ACCEPTANCE_DATE###.

###PARTICIPANT NAME###
Signature

###PARTICIPANT NAME###
Print Name

EXHIBIT A
2021 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Entrata, Inc.
4205 Chapel Ridge Road
Lehi, UT, 84043
Attention: Chief Financial Officer
1.    Exercise of the Options. Effective as of today, ________________, ____, the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Options”) to purchase ________________ shares of the Common Stock (the “Shares”) of Entrata, Inc. (the “Company”) under and pursuant to the 2021 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated ______________, _____ (the “Option Agreement”).
2.    Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Options.
3.    Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
4.    Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock of the Company subject to an Award (as defined in the Plan), notwithstanding the exercise of the Options. The Shares shall be issued to Participant as soon as practicable after the Options are exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.
5.    Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).
(a)    Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).
(b)    Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.
(c)    Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.
(d)    Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(e)    Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(f)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.
(g)    Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change of Control (as defined in the Plan) in which the successor corporation has equity securities that are publicly traded.
6.    Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.
7.    Restrictive Legends and Stop-Transfer Orders.
(a)    Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s)

evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.
(b)    Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
8.    Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
9.    Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.
10.    Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Utah. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.
11.    Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	ENTRATA, INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	ENTRATA, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:
In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:
(a)    Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
(b)    Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of 1 year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.
(c)    Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Options to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any 3 month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.
In the event that the Company does not qualify under Rule 701 at the time of grant of the Options, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.
(d)    Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

ENTRATA, INC.
2021 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
Unless otherwise defined herein, the terms defined in the 2021 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Unit Award Agreement (this “Award Agreement”). The Number of Restricted Stock Units granted to Participant under this Award are referred to for purposes of this Award Agreement as the “RSUs.”
I.    NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Name:	###PARTICIPANT_NAME###

Address:	###HOME_ADDRESS###
The undersigned individual (“Participant”) has been granted the right to receive an Award of RSUs, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant:	###GRANT_DATE###

Vesting Commencement Date:	###ALTERNATIVE_VEST_BASE_DATE###

Number of Restricted Stock Units:	###TOTAL_AWARDS###

Expiration Date:	###EXPIRATION_DATE###
Vesting Schedule: The vesting of RSUs will be based on the satisfaction of two separate vesting requirements on or before the Expiration Date: (1) a time-based vesting requirement defined below as the “Standard Vesting Schedule”; and (2) a liquidity event requirement defined below as the “Liquidity Event Requirement”. RSUs vest on the first day that both requirements (the Standard Vesting Schedule and the Liquidity Event Requirement) are satisfied. Participant must continue to be a Service Provider through each applicable requirement to vest, except as otherwise set forth in this Section I.
Standard Vesting Schedule
INSERT TIME-BASED VESTING SCHEDULE (“Standard Vesting Schedule”).]
Liquidity Event Requirement
No RSUs will vest prior to the first to occur of (i) in the case of a Public Listing or SPAC Transaction (as each term is defined in Part II, Section 5 below), the date that such Public Listing or SPAC Transaction occurs, or (ii) in the case of a Change in Control (as defined in the Plan), the date that such Change in Control occurs (the earliest to occur of (i) and (ii), a “Liquidity Event,” and the requirement that a Liquidity Event occur before any RSUs vest, the “Liquidity Event Requirement”); provided, that the Liquidity Event must occur prior to the Expiration Date.

Only the number of RSUs that have satisfied the Standard Vesting Schedule will vest when the Liquidity Event Requirement is satisfied. Any unvested RSUs under this Award will continue to vest in accordance with the Standard Vesting Schedule on and after the Liquidity Event Requirement is satisfied.
Treatment Upon Termination
Termination Before Liquidity Event Requirement is Satisfied: In the event Participant ceases to be a Service Provider due to termination of employment or service other than for Cause, before the Liquidity Event Requirement is satisfied and does not commit a breach by Participant with respect to any restrictive covenants, including any covenant relating to confidentiality, non-competition, non-solicitation, non-interference and non-disparagement that Participant is subject to by reason of any agreement with the Company or any of its Subsidiaries (a “Restrictive Covenant Violation”) before the date on which the Liquidity Event Requirement is satisfied, the RSUs which have satisfied the Standard Vesting Schedule at the time of such termination shall fully vest upon the Liquidity Event if such Liquidity Event occurs prior to the Expiration Date, and all other RSUs shall be forfeited upon Participant ceasing to be a Service Provider. In the event Participant ceases to be a Service Provider due to a termination for Cause or Participant commits a Restrictive Covenant Violation, in each case before the Liquidity Event Requirement is satisfied, all then outstanding RSUs (including RSUs that have satisfied the Standard Vesting Schedule) will be immediately forfeited to the Company at no cost to the Company, and Participant will receive no compensation for or benefit from such RSUs. If the Liquidity Event Requirement is not satisfied on or prior to the Expiration Date, all then outstanding RSUs (including RSUs that have satisfied the Standard Vesting Schedule) will be immediately forfeited to the Company at no cost to the Company and Participant will receive no compensation for or benefit from such RSUs.
Unless the Board provides otherwise prior to the settlement of such RSUs, if Participant ceases to be a Service Provider prior to a Liquidity Event, all RSUs that have satisfied the Standard Vesting Schedule at the time of Participant’s termination of employment or service and that are not forfeited as a result of such termination being a termination for Cause or Participant’s commission of a Restrictive Covenant Violation prior to a Liquidity Event shall have their ultimate settlement value capped at an amount equal to the Fair Market Value of a Share at the time of such termination of employment or service (the “Value Cap”). Accordingly, if the Fair Market Value of a Share at the time of settlement exceeds the Value Cap and settlement will occur in such shares, the number of Shares ultimately issuable in settlement of vested RSUs shall be calculated based on the Value Cap and not on the basis of one share for each RSU being settled. For the avoidance of doubt, if the Fair Market Value of the Shares at the time of settlement is lower than the Value Cap, such settlement shall be based on such lower Fair Market Value and, if being settled in Shares, one Share for each RSU being settled shall apply.
Termination After Liquidity Event Requirement is Satisfied: If Participant ceases to be a Service Provider for any reason following the date on which the Liquidity Event Requirement is satisfied but before the Standard Vesting Schedule is satisfied with respect to 100% of the RSUs, the RSUs for which the Standard Vesting Schedule has not been satisfied[, and that are not eligible to vest pursuant to the Double-Trigger Vesting Acceleration (as defined below),] will be immediately forfeited to the Company at no cost to the Company, and Participant will receive no compensation for or benefit from such RSUs.
[Notwithstanding the foregoing, in the event Participant ceases to be a Service Provider due to termination of employment or service by the Company, other than for Cause, death, or Disability, within twelve (12) months following a Change in Control (but prior to the end of the Standard Vesting Schedule), and the Participant has not committed a Restrictive Covenant Violation, the Standard Vesting Schedule will be considered satisfied with respect to all RSUs that have not fully vested as of such date, and all of the RSUs will vest in full on the date of such termination (the “Double-Trigger Vesting Acceleration”).]
“Cause” means with respect to Participant, the meaning ascribed to such term in any employment, consulting or similar agreement then in effect between Participant and the Company or, if there is no such agreement or such term is not defined therein, shall mean: (a) Participant’s failure or refusal to substantially perform Participant’s material duties (other than as a result of total or partial incapacity due to physical or mental illness), (b) dishonesty in the performance of Participant’s duties that adversely affects the operations, financial performance, business reputation or business relationships of the Company or any of its Subsidiaries, (c) the commission of or plea of guilty or nolo contendere by Participant with respect to (x) a felony or (y) any crime involving moral turpitude, (d) Participant malfeasance or willful misconduct in connection with Participant’s duties or any act or negligent omission that is injurious to the operations, financial condition, business reputation or business relationships of the Company or any of its Subsidiaries, (e) a Restrictive Covenant Violation by Participant or (f) Participant’s breach of any written Company policy that is injurious to the operations, financial condition, business reputation or business relationships of the Company or any of its Subsidiaries.
II.    AGREEMENT
1.    Grant of RSUs. The Company hereby grants an Award of RSUs under the Plan to the individual named as “Participant” in the Notice of Grant of RSUs in Part I of this Award Agreement (“Notice of Grant”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Sections 18(c) and 18(d) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.
2.    Company’s Obligation to Pay. Except as is otherwise specifically provided in the Notice of Grant in connection with the application of the Value Cap, each RSU represents the right to receive a Share on the date that an RSU vests. Unless and until the RSUs have vested in the manner set forth in Section 4 (such that both the Standard Vesting Schedule and Liquidity Event Requirement have been satisfied), Participant will have no right to payment with respect to any such RSUs. Prior to actual payment with respect to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.    Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time of the settlement of the applicable RSUs, Participant shall, if required by the Company, concurrently with the grant of this Award of RSUs, deliver to the Company Participant’s Investment Representation Statement in the form attached hereto as Exhibit A.
4.    Vesting Schedule. Except as provided in Section 6, and subject to Section 7, the RSUs awarded by this Award Agreement will vest in accordance with the vesting schedule set forth in the Notice of Grant (which includes both the Standard Vesting Schedule and the Liquidity Event Requirement). If a Liquidity Event does not occur on or prior to the Expiration Date, all RSUs (including RSUs that have satisfied the Standard Vesting Schedule) and Participant’s right to acquire any Shares hereunder will immediately terminate.
5.    Lock-Up Period. It is possible that the Company will become a publicly traded company and that could happen in a number of different ways. This Section 5 sets out some restrictions that will apply in that circumstance unless those restrictions are waived by an authorized entity. The Company could become a publicly traded company (x) through an underwritten public offering made under a registration statement filed by the Company under the Securities Act registering any of its equity securities for sale to the public, (an “Underwritten IPO”), (y) through the direct listing or direct placement of its equity securities in a publicly traded exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market (a “Direct Listing,” and each of clauses (x) and (y) is considered a “Public Listing”), or (z) as a result of the closing of the Company’s completion of a merger or consolidation with a special purpose acquisition company or its subsidiary (such entity, a “SPAC”) in which securities of the surviving or parent entity are listed on an established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market (such a transaction a “SPAC Transaction”).
(a)    Participant agrees that Participant will not (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares (or other securities of the Company or SPAC) or any securities convertible into or exercisable or exchangeable, directly or indirectly for Shares (or other securities of the Company or SPAC) or (y) enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or other securities of the Company or SPAC) held by Participant (other than those included in the registration) for the period specified in Sections 5(b) and 5(c) (the “Market Standoff Period”). The provisions of this Section 5(a) do not apply to the sale of any Shares to an underwriter pursuant to an underwriting agreement for an underwritten public offering.
(b)    The Market Standoff Period will begin on (x) the effectiveness of the registration statement filed by the Company for a Public Listing or (y) the closing of a SPAC Transaction.
(c)    The Market Standoff Period for a Public Listing will end on the date specified by the managing underwriter(s) for an Underwritten IPO or by the Company for a Direct Listing. The Market Standoff Period for a SPAC Transaction will end on the date specified by the surviving entity in the SPAC transaction. In no event, however, shall such period exceed 180 days.
(d)    Participant agrees to execute and deliver such other agreements as may be reasonably requested by the managing underwriter(s) or the Company which are consistent with the foregoing, or which are necessary to give further effect thereto. In addition, if requested by the Company or a representative of the underwriter, Participant shall provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any Public Listing or SPAC Transaction. The underwriters in connection with a Public Listing and the special purpose acquisition company and its affiliates in a SPAC Transaction are intended third-party beneficiaries of this Section and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto.
(e)    The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Shares (or other securities) subject to the foregoing restriction until the end of the Market Standoff Period. Participant agrees that any transferee of this Shares acquired pursuant to this Award shall be bound by this Section 5.

6.    Payment after Vesting.
(a)    General Rule. Subject to Section 10, any RSUs that vest will be paid to Participant (or in the event of Participant’s death, to Participant’s estate) in whole Shares. Subject to the provisions of Section 6(b), such vested RSUs shall be paid in whole Shares as soon as practicable after vesting in the case of a Change in Control and by no later than the first business day after the end of the Market Standoff Period in the case of a Public Listing or SPAC Transaction, but, in each such case no later than March 15 of the year following the year of the vesting date. In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any RSUs payable under this Award Agreement.
(b)    Acceleration.
(i)    Discretionary Acceleration. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested RSUs at any time, subject to the terms of the Plan. If so accelerated, such RSUs will be considered as having vested as of the date specified by the Administrator. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 6(b) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(ii)    Specified Employee. Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if the vesting of the balance, or some lesser portion of the balance, of the RSUs is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated RSUs will result in the imposition of additional tax under Section 409A if paid to Participant on or within the 6 month period following Participant’s termination as a Service Provider, then the payment of such accelerated RSUs will not be made until the date 6 months and 1 day following the date of Participant’s termination as a Service Provider, unless Participant dies following Participant’s termination as a Service Provider, in which case, the RSUs will be paid in Shares to Participant’s estate as soon as practicable following Participant’s death.
7.    Section 409A. It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the RSUs provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). However, in no event will the Company reimburse Participant, or be otherwise responsible for, any taxes or costs that may be imposed on Participant as a result of Section 409A. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
8.    Tax Consequences. Participant has reviewed with its own tax advisors the U.S. federal, state, local and Non-U.S. tax consequences, as applicable, of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment, or the transactions contemplated by this Award Agreement.
9.    Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the RSUs. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such withholding amounts are not delivered at the time they are due.
10.    Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
11.    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RSUS PURSUANT TO THE VESTING PROVISIONS HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE RSU AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
12.    Award is Not Transferable. This Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
13.    Reserved.
14.    Restrictive Covenants.
(a)    Confidentiality. During the course of Participant’s time as Service Provider to the Company or any Parent or Subsidiaries (collectively, the “Company Group”), Participant will have access to Confidential Information. For purposes of this Award Agreement, “Confidential Information” means the Company Group’s confidential and/or proprietary information and/or trade secrets that have been developed or used and that cannot be obtained readily by third parties from sources outside of the Company Group, including, by way of example and without limitation, all data, information, ideas, concepts, discoveries, trade secrets, inventions (whether or not patentable or reduced to practice), innovations, improvements, know-how, developments, techniques, methods, processes, treatments, drawings, sketches, specifications, designs, patterns, models, plans and strategies, and all other confidential or proprietary information or trade secrets in any form or medium (whether merely remembered or embodied in a tangible or intangible form or medium) whether now or hereafter existing, relating to or arising from the past, current or potential business, activities and/or operations of the Company Group, including, without limitation, any such information relating to or concerning finances, sales, marketing, advertising, promotions, pricing, personnel, customers, suppliers, vendors, partners and/or competitors. Participant agrees that Participant shall not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any Person, other than in the course of Participant’s assigned duties and for the benefit of the Company Group, either during the period of Participant’s time as Service Provider or at any time thereafter, any Confidential Information or other confidential or proprietary information received from third parties subject to a duty on the Company Group’s part to maintain the confidentiality of such information, and to use such information only during the course of Participant’s assigned duties and for the benefit of the Company Group, in each case, which shall have been obtained by Participant during Participant’s time as Service Provider to the Company Group (or any predecessors). The foregoing shall not apply to information that (i) was known to Persons outside of the Company Group not subject to a duty, directly or indirectly, to the Company Group to maintain the confidentiality of such information prior to its disclosure to Participant; (ii) becomes known to Persons outside of the Company Group not subject to a duty, directly or indirectly, to the Company Group to maintain the confidentiality of such information subsequent to disclosure to Participant through no wrongful act of Participant or any representative of Participant; or (iii) Participant is required to disclose by Applicable Laws, regulation or legal process (provided, that, subject to Section 14(f), Participant provides the Company Group with prior notice of the contemplated disclosure and reasonably cooperates with the Company Group at the Company Group’s expense in seeking a protective order or other appropriate protection of such information). The terms and conditions of this Award Agreement shall remain strictly confidential, and Participant hereby agrees not to disclose the terms and conditions hereof to any Person or entity, other than immediate family members, legal advisors or personal tax or financial advisors, or prospective future employers, as to the latter, solely for the purpose of disclosing the limitations on Participant’s conduct imposed by the provisions of this Section 14 who, in each case, agree to keep such information confidential.
(b)    Non-Competition.
(i)    In partial consideration for award of the RSUs, in order to forestall the disclosure or use of Confidential Information as well as to deter Participant’s intentional interference with the contractual relations of the Company Group, Participant’s intentional interference with the prospective economic advantage of the Company Group and to promote fair competition, Participant agrees that during the period commencing on the Date of Grant, (A) for Participant’s located outside of the State of California, and ending on the first (1st) anniversary of the date Participant ceases to be a Service Provider, or (B) for Participant’s located inside the State of California, ending on the date Participant ceases to be a Service Provider (such period, in each case, the “Restricted Period”), Participant shall not directly or indirectly own any interest in, manage, control, participate in (whether as an officer, director, manager, employee, partner, equityholder, member, agent, representative or otherwise), consult with, render services for, or in any other manner engage in any Competitive Business anywhere in which the Company Group is engaging in the business of the Company Group as of Participant’s termination as a Service Provider; provided, that nothing herein shall prohibit Participant from being, directly or indirectly, a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded so long as Participant does not have any active participation in the business of such corporation.
(ii)    For purposes of this Award Agreement, “Competitive Business” means the business conducted by the Company Group as of the date Participant ceases to be a Service Provider, as such business may be extended or expanded in accordance with a proposal to so extend or expand as to which any steps were taken prior to such date.
(c)    Non-Solicitation.
(i)    Participant agrees that during the Restricted Period, Participant shall not directly, or indirectly through another Person, for Participant’s own account or for the account of any other Person, engage in Interfering Activities.
(ii)    For purposes of this Award Agreement, “Interfering Activities” means (i) recruiting, encouraging, soliciting, or inducing, or in any manner attempting to recruit, encourage, solicit, or induce, any Person employed by, or providing consulting services to, any member of the Company Group to terminate such Person’s employment with or services to (or in the case of a consultant, materially reducing such services to) the Company Group, (ii) encouraging, soliciting, or inducing, or in any manner attempting to encourage, solicit, or induce, any Business Relation to cease doing business with or reduce the amount of business conducted with the Company Group, or in any way interfering with the relationship between any such Business Relation and the Company Group.
(iii)    For purposes of this Award Agreement, “Business Relation” means any current or prospective partner, client, customer, licensee, supplier, or other business relation of any member of the Company Group, or any such relation that was a client, customer, licensee or other business relation within the prior 6-month period, in each case, with whom Participant transacted business or whose identity became known to Participant as a Service Provider to the Company Group.
(d)    Inventions.
(i)    Participant acknowledges and agrees that all ideas, methods, inventions, discoveries, improvements, work products, developments, software, know-how, processes, techniques, methods, works of authorship and other work product, whether patentable or unpatentable, (A) that are reduced to practice, created, invented, designed, developed, contributed to, or improved with the use of any Company Group resources and/or within the scope of Participant’s work with the Company Group and that are made or conceived by Participant, solely or jointly with others, during the period of Participant’s time as a Service Provider with the Company Group, or (B) suggested by any work that Participant performs in connection with the Company Group, either while performing Participant’s duties with the Company Group or on Participant’s own time, but only insofar as the Inventions are related to Participant’s work as an employee or other Service Provider to the Company Group, shall belong exclusively to the Company Group (or its designees), whether or not patent or other applications for intellectual property protection are filed thereon (the “Inventions”). Participant will keep full and complete written records (the “Records”), in the manner prescribed by the Company Group, of all Inventions, and will promptly disclose all Inventions completely and in writing to the Company Group. The Records shall be the sole and exclusive property of the Company Group, and Participant will surrender them at the time Participant ceases to be a Service Provider with the Company Group, or upon request. Participant will assign to the Company Group the Inventions and all patents or other intellectual property rights that may issue thereon in any and all countries, whether during or subsequent to the period of Participant’s time as a Service Provider with the Company Group, together with the right to file, in Participant’s name or in the name of the Company Group (or its designees), applications for patents and equivalent rights (the “Applications”). Participant will, at any time during and subsequent to the period of Participant’s time as a Service Provider with the Company Group, make such applications, sign such papers, take all rightful oaths, and perform all other acts as may be reasonably requested from time to time by the Company Group to perfect, record, enforce, protect, patent or register the rights of the Company Group in the Inventions, all without additional compensation to Participant from the Company Group. Participant will also execute assignments to the Company Group (or its designees) of the Applications, and give the Company Group and its attorneys all reasonable assistance (including the giving of testimony) to obtain the Inventions for the benefit of the Company Group, all without additional compensation to Participant, but entirely at the expense of the Company Group.
(ii)    In addition, the Inventions will be deemed work for hire, as such term is defined under the copyright laws of the United States, on behalf of the Company Group and Participant agrees that the Company Group will be the sole owner of the Inventions, and all underlying rights therein, in all media now known or hereinafter devised, throughout the universe and in perpetuity without any further obligations to Participant. If the Inventions, or any portion thereof, are deemed not to be work for hire, or the rights in such Inventions do not otherwise automatically vest in the Company Group, Participant hereby irrevocably conveys, transfers and assigns to the Company Group all rights, in all media now known or hereinafter devised, throughout the universe and in perpetuity, in and to the Inventions, including, without limitation, all of Participant’s right, title and interest in the copyrights (and all renewals, revivals and extensions thereof) to the Inventions, including, without limitation, all rights of any kind or any nature now or hereafter recognized, including, without limitation, the unrestricted right to make modifications, adaptations and revisions to the Inventions, to exploit and allow others to exploit the Inventions and all rights to sue at law or in equity for any infringement, or other unauthorized use or conduct in derogation of the Inventions, known or unknown, prior to the date hereof, including, without limitation, the right to receive all proceeds and damages therefrom. In addition, Participant hereby waives any so-called “moral rights” with respect to the Inventions. To the extent that Participant has any rights in the Inventions that cannot be assigned in the manner described herein, Participant agrees to unconditionally waive the enforcement of such rights. Participant hereby waives any and all currently existing and future monetary rights in and to the Inventions and all patents and other registrations for intellectual property that may issue thereon, including, without limitation, any rights that would otherwise accrue to Participant’s benefit by virtue of Participant being a Service Provider to the Company Group.
(e)    Non-Disparagement. Participant agrees not to disparage the Company Group or its officers, directors, employees, stockholders, members, agents or products, other than in the good faith performance of Participant’s duties to the Company Group, while Participant is employed by the Company Group and at all times thereafter. The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings).
(f)    Permitted Reporting and Disclosure. Notwithstanding any language in this Award Agreement to the contrary, nothing in this Award Agreement prohibits or impedes Participant from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General, otherwise communicating, cooperating, or filing a complaint with or making other disclosures or complaints to any such agency or entity that are protected under the whistleblower provisions of federal law or regulation; provided, that, in each case such communications and disclosures are consistent with Applicable Laws. Participant does not need the prior authorization of the Company to make any such reports or disclosures and Participant is not required to notify the Company that Participant has made such reports or disclosures. Notwithstanding the foregoing, under no circumstance is Participant authorized to disclose any information covered by the Company’s attorney-client privilege or attorney work product or the Company’s trade secrets without prior written consent of the Board. An individual shall not be held criminally or civilly liable under any U.S. federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a U.S. federal, state, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order.
(g)    Reasonableness of Covenants. In signing this Award Agreement, Participant gives the Company Group assurance that Participant has carefully read and considered all of the terms and conditions of this Award Agreement, including the restraints imposed under this Section 14. Participant agrees that these restraints are necessary for the reasonable and proper protection of the Company Group and its Confidential Information and that each and every one of the restraints is reasonable in respect of subject matter, length of time and geographic area, and that these restraints, individually or in the aggregate, will not prevent Participant from obtaining other suitable employment during the period in which Participant is bound by the restraints. Participant acknowledges that each of these covenants has a unique, very substantial and immeasurable value to the Company Group and that Participant has sufficient assets and skills to provide a livelihood while such covenants remain in force. Participant further covenants that Participant will not challenge the reasonableness or enforceability of any of the covenants set forth in this Section 14, and that Participant will reimburse the Company Group for all costs (including reasonable attorneys’ fees) incurred in connection with any action to enforce any of the provisions of this Section 14 if the Company Group prevails on any material issue involved in such dispute or if Participant challenges the reasonableness or enforceability of any of the provisions of this Section 14. It is also agreed that any member of the Company Group will have the right to enforce all of Participant’s obligations to that Affiliate under this Award Agreement, including without limitation pursuant to this Section 14.
(h)    Reformation. If it is determined by a court of competent jurisdiction in any state that any restriction in this Section 14 is excessive in duration or scope or is unreasonable or unenforceable under Applicable Laws, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the laws of that state.
(i)    Tolling. In the event of any violation of the provisions of this Section 14, Participant acknowledges and agrees that the post-termination restrictions contained in this Section 14 shall be extended by a period of time equal to the period of such violation, it being the intention of the parties hereto that the running of the applicable post-termination restriction period shall be tolled during any period of such violation.
(j)    Survival. The obligations contained in this Section 14 hereof shall survive the cessation of Participant’s time as a Service Provider with the Company Group and the date on which Participant no longer holds, directly or indirectly, any equity in the Company for the periods set forth in the other portions of this Section 14 and shall be fully enforceable thereafter in accordance with the terms hereof.
(k)    Remedies. Participant acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of this Section 14 would be inadequate and, in recognition of this fact, Participant agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond or other Security, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without the necessity of showing actual monetary damages.
15.    Restrictive Legends and Stop-Transfer Orders.
(a)    Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of any Shares acquired pursuant to this Award Agreement together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, AND IN THE COMPANY’S BYLAWS (AS MAY BE AMENDED FROM TIME TO TIME), COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.
(b)    Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this

Award Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
16.    Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Entrata, Inc. 4205 Chapel Ridge Road, Lehi, UT, 84043, or at such other address as the Company may hereafter designate in writing.
17.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the RSUs awarded under the Plan or future RSUs that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
18.    No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
19.    Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may only be assigned with the prior written consent of the Company.
20.    Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other Applicable Laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
21.    Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

22.    Modifications to the Agreement. Participant expressly warrants that Participant is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of RSUs.
23.    Country Addendum. Notwithstanding any provisions in this Award Agreement, the RSUs shall be subject to any special terms and conditions set forth in the appendix (if any) to this Award Agreement for Participant’s country (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.
24.    Governing Law; Severability. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Utah. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.
25.    Entire Agreement.1 The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.
By Participant’s signature below:
●    Participant acknowledges receipt of a copy of the Plan and represents that Participant is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof.
●    Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement.
●    Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement.
●    Participant further agrees to notify the Company upon any change in the residence address indicated below.
1 To the extent than an individual is party to an agreement that provides for acceleration of vesting, that agreement needs to be incorporated by references as to the acceleration provisions.

PARTICIPANT	ENTRATA, INC.

By

/s/ Adam Edmunds

###PARTICIPANT_NAME###	Adam Edmunds, CEO

###HOME_ADDRESS###

###ACCEPTANCE_DATE###

ENTRATA, INC.
2021 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
COUNTRY ADDENDUM
TERMS AND CONDITIONS
This Country Addendum includes additional terms and conditions that govern the RSUs granted to Participant under the Plan if Participant works in one of the countries listed below. If Participant is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or if Participant relocates to another country after receiving the RSUs, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to Participant.
Certain capitalized terms used but not defined in this Country Addendum shall have the meanings set forth in the Plan, and/or the Award Agreement to which this Country Addendum is attached.
NOTIFICATIONS
This Country Addendum also includes notifications relating to exchange control and other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the countries listed in this Country Addendum as of June 2024. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when Participant vests in his or her RSUs or sells Shares acquired under the Plan.
In addition, the notifications are general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.
Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working (or is considered as such for local law purposes) or if Participant moves to another country after the RSUs are granted, the information contained herein may not be applicable to Participant.
Participant acknowledges that he or she has been advised to seek appropriate professional advice as to how the relevant exchange control and tax laws in Participant’s country may apply to his or her individual situation.

GLOBAL PROVISIONS APPLICABLE TO NON-US PARTICIPANTS
Terms and Conditions
1.    Foreign Exchange Considerations. Participant understands and agrees that neither the Company and its Parent and Subsidiaries nor third-party employer of record (the “EOR”), which includes a professional employer organization, shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the RSUs, or of any amounts due to Participant under the Plan or as a result of vesting in the RSUs and/or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any, and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Further, Participant acknowledges and agrees that he or she may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to the RSUs and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
2.    Tax Withholding Considerations. The following provision supplements Section 9 of the Award Agreement:
Participant acknowledges that, regardless of any action taken by the Company, its Parent or Subsidiary, and/or the EOR the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant or deemed by the Company in its discretion to transfer tax amounts, otherwise applicable to the Company, its Parent or Subsidiary, and/or the EOR, as permitted by Applicable Laws to Participant even if legally applicable to the Company (“Tax-Related Items”) will be Participant’s sole responsibility and may exceed the amount actually withheld by the Company. Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make arrangements satisfactory to the Company, its Parent or Subsidiary, and/or the EOR that directly engages Participant to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company, its Parent or Subsidiary, and the EOR, or their agents, to satisfy their withholding obligations with regard to all Tax-Related Items, if any, by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to Participant by the Company, its Parent or Subsidiary, and/or the EOR; (ii) causing Participant to tender a cash payment in U.S. dollars; (iii) entering on Participant’s behalf (pursuant to this authorization without further consent) into a “same day sale” commitment whereby Participant irrevocably elects to sell a portion of the Shares to be delivered under the RSUs to satisfy the Tax-Related Items; or (iv) withholding Shares from the Shares issued or otherwise issuable to Participant in connection with the RSU Award with a Fair Market Value (measured as of the date Shares are issued to Participant or, if and as determined by the Company, the date on which the Tax-Related Items are required to be calculated) equal to the amount of such Tax-Related Items. Participant agrees to pay to the Company, its Parent or Subsidiary, and/or the EOR (or former service recipient, as applicable) any amount of Tax-Related Items that the Company, its Parent or Subsidiary, and/or the EOR may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by any of the means previously described.
Depending on the withholding method employed, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant will be deemed to have been issued the full number of Shares subject to the vested portion of the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.
Furthermore, Participant acknowledges that the Company, its Parent and Subsidiary, and the EOR (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs or other benefits under the Plan and (b) do not commit to and are under no obligation to structure the terms of the RSUs, other benefits or any aspect of Participant’s participation in the Plan to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Finally, if Participant becomes subject to tax in more than one jurisdiction or changes his or her jurisdiction of primary residence or service between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company, its Parent or Subsidiary, and/or the EOR (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
3.    Nature of Grant. In accepting the RSUs, Participant acknowledges, understands, and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, to the extent provided for in the Plan;
(b)    the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;
(c)    all decisions with respect to future RSUs awards or other grants, if any, will be at the sole discretion of the Company;
(d)    Participant is voluntarily participating in the Plan;
(e)    the RSUs and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
(f)    the RSUs and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement, or welfare benefits or similar payments;
(g)    the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted;
(h)    if Participant vests in his or her RSUs and acquires Shares, the value of such Shares may increase or decrease in value, even below the acquisition price;
(i)    for purposes of the RSUs, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company, its Parent or Subsidiary, and/or the EOR (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in the Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Company, (i) Participant’s right to vest in the RSUs under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time), and (ii) the period (if any) during which Participant may vest in his or her RSU after such termination of Participant’s engagement as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s engagement agreement, if any; the Company will have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the RSU grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(j)    unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by the Award Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out, or substituted for, in connection with any corporate transaction affecting the Shares; and
(k)    no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent, Subsidiary, and the EOR, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent, Subsidiary, and the EOR from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
4.    Data Privacy. Participant understands that the Company may collect, where permissible under Applicable Laws certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of the RSUs granted under the Plan or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. Participant understands that Company may transfer Participant’s Data to the United States, which may have different, including less stringent, data protection laws than the laws in Participant’s country. Participant understands that the Company will transfer Participant’s Data to its designated broker, Solium Capital ULC and its affiliates (“Shareworks”), a wholly owned subsidiary of Morgan Stanley, or such other stock plan Service Provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that a recipient’s country of operation (e.g., the United States) may have different, including less stringent, data privacy laws that Participant’s jurisdiction does not consider to be equivalent to the protections in Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting stockplanadmin@entrata.com. Participant authorizes the

Company, the Company’s designated broker and any other possible recipients which may assist the Company with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting stockplanadmin@entrata.com. Further, Participant understands that he or she is providing the consent herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or career with the Company will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant awards under the Plan or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact stockplanadmin@entrata.com.
Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described herein and any other Plan materials by and among, as applicable, the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that his or her consent will be sought and obtained for any processing or transfer of Participant’s data for any purpose other than as described in the Award Agreement and any other Plan materials.
5.    Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Participant before possessing the inside information. Furthermore, Participant may be prohibited from (i) disclosing inside information to any third party, including fellow Service Providers (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to his or her personal advisor on this matter.
6.    Recommendation Regarding External Advice. Participant understands and agrees that neither the Company, any Parent, Subsidiary, or EOR is providing any tax, legal or financial advice, nor is the Company, any Parent, Subsidiary, or EOR making any recommendations or assessments regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares, or any subsequent disposal or retention of such Shares. Participant understands that he or she is hereby advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

7.    English Language. If Participant has received the Award Agreement or any other document related to the Plan translated into a language other than English, Participant understands that such translated documents were provided for convenience only, and that if the meaning of the translated version is different than the English version, the English version will control, subject to the Applicable Laws. Furthermore, Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of the Award Agreement and confirms having read and understood the documents relating to the Plan, including the Award Agreement and all its terms and conditions, all of which have been provided to Participant exclusively in the English language (unless otherwise specified in the country-specific provisions set forth below that are applicable to Participant). Participant accepts the Plan, the Award Agreement and their applicable terms and conditions and does not require their translation into any language other than English.

GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN THE COUNTRIES INCLUDED BELOW
BRAZIL
Notifications
Exchange Controls. When transferring amounts resulting from the sale of Shares to Brazil, such funds must be transferred by wire and declared as such through the foreign exchange closing operations of Participant’s preferred financial institution in Brazil. The amounts received from abroad also must, subsequently, be declared by Participant for tax purposes.
Foreign Asset Reporting. By participating in the Plan, Participant understands that he or she is generally required to make an annual report of Shares held outside Brazil to the tax authorities and the Central Bank if such holdings exceed a specified limit (currently, US$1 million).
CANADA
Terms and Conditions
Award Payable Only in Shares. The grant of the RSUs does not give Participant any right to receive a cash payment, and the RSUs are payable in Shares only.
Termination of Active Status.  Notwithstanding anything to the contrary provided in the Award Agreement, Participant’s active service status shall be considered terminated (regardless of the reason for such termination and whether or not the termination is later found to be invalid, unlawful or in breach of employment laws in the jurisdiction where Participant is employed or providing services or the terms of Participant’s employment or service agreement, if any) as of the date that is the earliest of (a) the date Participant receives notice of termination of his or her service; (b) the date Participant terminates service; or (c) the date Participant is no longer actively providing services to the Company or the service recipient, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); in the event that Participant’s termination date cannot be reasonably determined under the terms of the Award Agreement and/or the Plan, the Administrator shall have the exclusive discretion to determine when Participant’s continuous service status shall be considered terminated for purposes of the RSUs (including when Participant may still be considered to be providing services while on a leave of absence). If, notwithstanding the foregoing, applicable employment legislation explicitly requires continued vesting during a statutory notice period, Participant’s right to vest in the RSUs will terminate effective as of the last date of the minimum statutory notice period, but Participant will not earn or be entitled to prorated vesting if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for lost vesting.
French Language Provisions. The following provisions will apply if Participant is a resident of Quebec:
The parties acknowledge that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Award Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.
Tax Reporting Obligation.
Foreign property (including the RSUs granted under the Plan and the underlying Shares) held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total value of such foreign property exceeds C$100,000 at any time during the year. The form must be filed by April 30 of the following year.
COSTA RICA
No country-specific provisions.
INDIA
Notifications
Foreign Assets Reporting Information. Participant must declare foreign bank accounts and any foreign financial assets (including Shares subject to the RSUs held outside India) in Participant’s annual tax return. It is Participant’s responsibility to comply with this reporting obligation and Participant should consult with his or her personal tax advisor in this regard.
Exchange Controls. Participant must repatriate any proceeds from the sale of Shares acquired under the Plan or the receipt of any dividends to India within 180 days of receipt (assuming Participant holds less than 10% of the Company’s share capital) and convert such amounts to local currency. Participant must obtain a foreign inward remittance certificate (“FIRC”) from the bank where he or she deposits the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or Participant’s employer requests proof of repatriation.
ISRAEL
Terms and Conditions
Nature of the Award. Participant agrees and understands that: (i) the RSUs will neither be issued to or deposited with a trustee nor approved by the Israel Tax Authority pursuant to Section 102 of the Israeli Tax Ordinance; and (ii) Participant expressly consents and agrees to indemnify the Company or Parent or Subsidiary of the Company and hold them harmless from any and all liability attributable to taxes, interest, or penalties thereon, including without limitation, liabilities relating to the necessity to withhold any taxes.
MEXICO
No country-specific provisions.

NETHERLANDS
Notifications
Dutch Prohibition Against Insider Trading. By accepting the RSUs, Participant understands that it is Participant’s responsibility to be aware of the Dutch insider trading rules. In particular, Participant understands that the Dutch securities laws that prohibit insider trading are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information Participant is advised to review the insider rules provided at the following website of the Authority for the Financial Markets (AFM); https://www.afm.nl/nl-nl/consumenten. If Participant is uncertain whether the insider rules apply to Participant, Participant acknowledges that the Company recommends that Participant consult with a legal advisor. Participant understands and agrees that neither the Company nor Participant’s employer can be held liable if Participant violates the Dutch insider trading rules. Participant understands and agrees that Participant is responsible for ensuring his or her own compliance with these rules.
SPAIN
Notifications
Exchange Controls. Participant must declare the acquisition of Shares to the Spanish Dirección General de Comercio Inernacional e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed in January for Shares acquired or disposed of during the prior year and/or for Shares owned as of December 31 of the prior year; however, if the value of the Shares acquired under the Plan or the amount of the sale proceeds exceeds a certain threshold (or if Participant holds 10% or more of the equity of the Company), the declaration must be filed within one month of the acquisition or disposition, as applicable.
Foreign Asset / Account Reporting Information. Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments and any transactions with non-Spanish residents (including any payments of cash made to Participant by the Company or United States brokerage account) if the balances in such accounts, together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceed EUR 1 million.
Further, to the extent that Participant holds Shares and/or has bank accounts outside Spain with a value in excess of EUR 50,000 (for each type of asset) as of December 31, Participant will be required to report information on such assets on his or her tax return (Form Modelo 720) for such year by March 31 of the following year. After such Shares and/or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously reported shares or accounts increases by more than EUR 20,000 or if Participant sells or otherwise disposes of previously reported assets.

EXHIBIT A
INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:	###PARTICIPANT_NAME###

COMPANY	:	ENTRATA, INC.

SECURITY	:	SHARES SUBJECT TO RSUs (“SECURITIES”)

AMOUNT	:	###TOTAL_AWARDS###

DATE	:	###GRANT_DATE###
In connection with the grant of the above-listed Securities, the undersigned Participant represents to the Company the following:
(a)    Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
(b)    Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.
(c)    Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the RSUs to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any 3 month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.
In the event that the Company does not qualify under Rule 701 at the time of grant of the RSU, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.
(d)    Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

###PARTICIPANT NAME###
Signature

###PARTICIPANT NAME###
Print Name

###ACCEPTANCE DATE###
Date

ENTRATA, INC.
JOINDER AGREEMENT
The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Stockholders Agreement, dated as of May 3, 2022 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Stockholders Agreement”) by and among Entrata, Inc., SLP Emblem Aggregator, L.P., SLP Emblem Aggregator II, L.P., TPP Capital Advisors, Ltd., HGGC Prop Holdings, LP, Entryway DF Holdings, LP and any other Persons who become a party thereto in accordance with the terms thereof. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Stockholders Agreement.
By executing and delivering this Joinder Agreement to the Stockholders Agreement, the undersigned hereby adopts and approves the Stockholders Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming the recipient or transferee of Securities, to become a party as a Stockholder to, and if applicable, as an Employee Stockholder to, and to be bound by and comply with the provisions of, the Stockholders Agreement applicable to a Stockholder, and, if applicable, an Employee Stockholder, in the same manner as if the undersigned were an original signatory to the Stockholders Agreement.
The undersigned acknowledges and agrees that Section 8.4 through Section 8.6 of the Stockholders Agreement are incorporated herein by reference, mutatis mutandis.
[Remainder of page intentionally left blank]

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of ###ACCEPTANCE_DATE###.

###PARTICIPANT NAME###
Signature

###PARTICIPANT NAME###
Print Name